                             Empire State Building
                     NEW YORK, NEW YORK 10118 (212) 736-3100


                                                  October 4, 1996


Mr. Jay Low
Leading Edge Packaging, Inc.
350 Fifth Avenue, Room 3921-3922
New York, New York 10118

Dear Mr. Low:

      As per your agreement with the Empire State Building Company, Leading Edge Packaging, Inc. will receive a rent credit in the amount of $3,508.00 to be applied against December 1996 monthly rent exclusive of electricity. This credit is due to a delay in the substantial completion of Landlord's work.

                                   Sincerely,

                                   HELMSLEY-SPEAR, INC.

                                   /s/ Adam C. Elder

                                   Adam C. Elder

TPS:ap

cc:       Stephen A. Tole

================================================================================

                                      LEASE
                                     between
                               CENTER REALTY, L.P.
                                       and
                          LEADING EDGE PACKAGING, INC.

================================================================================

DATE OF LEASE:                          AUGUST, 1996

LANDLORD:                               CENTER REALTY, L.P.
                                        A New Jersey Limited Partnership
     Notice Address:                    300 Raritan Center Parkway
                                        P0 Box 7815
                                        Edison, New Jersey 08818-7815

TENANT:                                 LEADING EDGE PACKAGING, INC.
                                        A Delaware Corporation
     Notice Address:

     Federal ID#:
     SIC:

     Billing Address:

     Contact Person:
     Phone #:
     Fax #:

REAL ESTATE BROKER:                     New Century Associates, Inc., and
                                        New Jersey Equity

PREMISES:
     Size:                              Approximately 33,408 square feet of
                                        gross space
     Location:                          Building #409
                                        176 Northfield Avenue
                                        Raritan Center Business Park
                                        Edison, New Jersey
                                        Referenced on "Exhibit A"

USE OF PREMISES:                        Office and Warehouse for Packaging
                                        Products

TERM:                                   Five (5) years

     Beginning Date:                    November 1, 1996
     Ending Date:                       October 31, 2001

BASE NET RENT:                          $12,528.00 per month net

ADDITIONAL RENT:                        30% of the total additional rent
                                        expenses for Building #409 as set forth
                                        in Clause 2 hereinafter.

SECURITY DEPOSIT:                       $12,528.00

The Landlord hereby leases the Premises to the Tenant, and the Tenant hereby leases the Premises from the Landlord, in accordance with the terms of this Lease, which consists of 14 pages and 3 exhibits

WITNESS/ATTEST:                         LANDLORD/CENTER REALTY, L.P.

                                        By:  Federal Business Centers, Inc.
                                             Corporate General Partner

/s/ Veronica L. Nash                    /s/ Peter Visceglia
-----------------------------------     -----------------------------------
By:                                     By:  Peter Visceglia
                                             President


WITNESS/ATTEST:                         TENANT/LEADING EDGE PACKAGING, INC.


                                        /s/ Casey K. Tjang
-----------------------------------     -----------------------------------
By:                                     By:  Casey K. Tjang
                                             Executive Director

                                TABLE OF CONTENTS

CLAUSES                                                                     PAGE
-------                                                                     ----

l.  BASE RENT ...............................................................  1
2   ADDITIONAL RENT .........................................................  1
3.  LATE RENT ...............................................................  2
4.  ELECTRICITY AND GAS .....................................................  2
5.  SECURITY DEPOSIT ........................................................  2
6.  LIABILITY INSURANCE .....................................................  2
7.  REAL ESTATE COMMISSION ..................................................  3
8.  QUIET ENJOYMENT .........................................................  3
9.  AVAILABILITY OF PREMISES ................................................  3
l0. USE OF PREMISES .........................................................  3
11. ACCESS TO PREMISES ......................................................  4
12. LANDLORD'S REPAIRS ......................................................  5
13. TENANT'S REPAIRS ........................................................  5
14. ALTERATIONS .............................................................  6
15. SIGNS ...................................................................  6
16. CASUALTY ................................................................  6
17. ASSIGNMENT AND SUBLETTING ...............................................  7
18. MORTGAGES ...............................................................  9
19. RECORDING ...............................................................  9
20. CONDEMNATION ............................................................  9
21. RELOCATION ..............................................................  9
22. RETURN OF PREMISES ......................................................  9
23. COMPLIANCE WITH ENVIRONMENTAL LAWS ...................................... 10
24. RELEASE AND INDEMNIFICATION ............................................. II
25. DEFAULT ................................................................. 12
26. NOTICE AND CONSENT ...................................................... 13
27. SEVERABILITY ............................................................ 13
28. GOVERNING LAW ........................................................... 13
29. BINDING EFFECT OF LEASE ................................................. 14
30. ENTIRE AGREEMENT ........................................................ 14

EXHIBITS
--------

A.  PLAN OF PREMISES AND SPECIFICATIONS .............................  EXHIBIT A
B.  ADDITIONAL RENT EXPENSES ........................................  EXHIBIT B
C.  GROUNDS AND LANDSCAPE MAINTENANCE PROGRAM .......................  EXHIBIT C

                                  1. BASE RENT

Upon signing this Lease, the Tenant shall pay the base rent due for the first month of the Term. After the first month of the Term, the Tenant shall pay base rent on a monthly basis, in advance, on the first day of each month during the remainder of the Term. Base rent shall be payable without prior demand and without abatement, deduction, or setoff.

                               2. ADDITIONAL RENT

On a monthly basis, the Tenant shall pay its percentage of the additional rent expenses for the following items related to the Premises:

           (a)  municipal real estate taxes,
           (b) property casualty insurance for the replacement value of the building,
           (c)  fire sprinkler standby charges,
           (d)  central station fire sprinkler water monitoring system,
           (e) fire sprinkler system tests, as required to any legislation or insurance regulation,
           (f) routine maintenance and service for the heating, ventilating, and air conditioning system, in accordance with the manufacturer's recommendations,
           (g)  common road snow removal,
           (h) grounds cleaning and landscape maintenance in accordance with the program described in "Exhibit C",
           (i) domestic water, including lawn sprinkler water, (unless the Premises are served by a separate meter in which case the Tenant shall have the meter listed in its own name, shall arrange for direct billing, and shall make direct payment),
           (j)  sewer charges,
           (k)  maintenance and electricity for outside lighting,
           (l)  intentionally deleted,
           (m)  security patrol, and
           (n) assessments, if any, for municipal improvements related to the building.

The Tenant's percentage of all additional rent expenses, other than municipal real estate taxes, is based on the total gross square footage of the Premises in relation to the total gross square footage of the building containing the Premises.

In the case of municipal real estate taxes, the Tenant shall pay its pro rata share of: a) taxes for office space within the building, if the Premises contain any office space, b) taxes for warehouse space within the building, if the Premises contain any warehouse space, c) taxes for land (the ratio of land area to improvement area is two to one), and d) taxes for any special assessments related exclusively to the Premises. The Landlord shall have the exclusive right, but not the obligation, to contest or appeal any assessment.

An estimate of the Tenant's monthly additional rent expenses is attached hereto as "Exhibit B". The Landlord shall adjust additional rent expenses on at least an annual basis, in accordance with actual expenses incurred.

Upon signing this Lease, the Tenant shall pay the additional rent due for the first month of the Term. After the first month of the Term, the Tenant shall pay additional rent on a monthly basis, in advance, on the first day of each month during the remainder of the Term. Additional rent shall be payable without prior demand and without abatement, deduction, recoupment, or setoff.


                                     1 of 14

                                  3. LATE RENT

If the Landlord does not receive payment f6r base rent or additional rent by the tenth day of the month, during which payment is due, then the Tenant shall pay an amount, equal to two percent (2%) of the payment due, as additional rent for the month during which payment is due, and an amount, equal to two percent (2%) of the original payment due, as additional rent for each month thereafter during which payment remains outstanding beyond the first day of the month.

                             4. ELECTRICITY AND GAS

The Tenant shall have meters listed in its own name, shall arrange for direct billing, and shall make direct payment for the following: (a) electricity for the Premises, unless the Landlord supplies a sub-meter, in which case the Tenant shall pay the charges for electricity to the Landlord as additional rent,
(b)gas, and (c) any other utility or service used by the Tenant. The Landlord shall have the right, but not the obligation, to act on behalf of the Tenant to have the electric and gas meters listed in the Tenant's name.

                               5. SECURITY DEPOSIT

Upon signing this Lease, the Tenant shall pay the security deposit, if any, to the Landlord. During the Term, the security deposit shall be kept with the Landlord's general funds and shall not be applied by the Tenant to any base rent or additional rent. Within thirty (30) days after the end of the Term, the Landlord shall return the security deposit to the Tenant, without any interest, excluding any amount applied by the Landlord to any base rent or additional rent which is outstanding at that time.

                             6. LIABILITY INSURANCE

The Tenant, at its own expense, shall obtain and maintain a broad form, comprehensive or commercial general liability insurance policy, including contractual liability coverage. The policy shall apply to claims arising upon or in connection with the Premises or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and serve the Premises. The policy shall have a combined single limit no less than five million dollars ($5,000,000.00) without any deductible. Every five (5) years after the beginning of the Term, the Landlord may require a reasonable increase of this limit.

The insurance policy shall name the Landlord as an additional insured. It shall be a primary policy; it shall not contribute with or be in excess of any insurance policy maintained by the Landlord. The policy shall provide coverage on an occurrence basis. The policy shall provide that the insurance company shall notify the Landlord at least thirty (30) days in advance of the effective date of any modification or termination of the policy. The policy shall be issued by an insurance company authorized to do business in New Jersey with a minimum A.M. Best rating of Al5.

Before the beginning of the Term, and from time to time thereafter when the insurance policy is renewed or replaced, the Tenant shall provide the Landlord with a certificate of insurance which states that the policy in effect is in compliance with the terms of this Lease, a copy of the policy of insurance, and a copy of the endorsement to the policy adding the Landlord to the policy as an additional insured.


                                    2 of 14

                            7. REAL ESTATE COMMISSION

The Landlord and the Tenant represent to each other that neither of them has consulted or negotiated with any real estate broker, salesperson, or finder with regard to the Premises or this Lease, except for the real estate broker set forth in this Lease. The Landlord shall pay the commission to the real estate broker set forth in this Lease.

The Landlord shall defend, indemnify, and hold the Tenant harmless from any claims for fees or commissions from anyone with whom the Landlord has dealt with regard to the Premises or this Lease. The Tenant shall defend, indemnify, and hold the Landlord harmless from any claims for fees or commissions from anyone with whom the Tenant has dealt with regard to the Premises or this Lease, except for the real estate broker set forth in this Lease.

                               8. QUIET ENJOYMENT

The Landlord shall give quiet enjoyment of the Premises to the Tenant so long as the Tenant is not in default under the terms of the Lease.

                           9. AVAILABILITY OF PREMISES

The Landlord shall prepare the Premises as per the plan and specifications referenced on Exhibit "A" hereto. The cost of such work shall be borne by the Landlord, except as otherwise shown on Exhibit "A". The Premises shall be available for occupancy when the Premises are in accordance with the plan and specifications referenced on Exhibit "A", subject to incidental punch list items, and when all conditions necessary for the issuance of a Certificate of Occupancy have been met. The Tenant shall notify the Landlord of all punch list items within thirty (30) days of the date on which the Tenant first occupies the Premises. The Landlord shall remedy all punch list items as soon as reasonably possible.

If the Premises are available for occupancy before the scheduled beginning date of the Term set forth in this Lease, and if the Tenant takes possession of the Premises before the scheduled beginning date, then the beginning date shall be deemed to be changed to the actual date of occupancy, and the scheduled ending date shall remain as set forth in this Lease. If the Premises are available for occupancy as of the scheduled beginning date, then the scheduled beginning date and the scheduled ending date shall remain as set forth in this Lease. If the Premises are not available for occupancy by the scheduled beginning date, then the beginning date shall be deemed to be changed to the actual date of availability, and the scheduled ending date shall be deemed to be changed to the date which is five (5) years and one-half (1/2) month after the last day of the month during which the Premises become available for occupancy.

                               10. USE OF PREMISES

The Tenant shall only use the Premises for the purpose set forth in this Lease. The Tenant, at its own expense, shall:

                      a) comply with all federal, state, county, and municipal laws, ordinances, rules, and regulations related to the Tenant's specific business and the Tenant's specific use of the Premises;
                      b) use the Premises in a safe manner;


                                     3 of 14

                      c) keep nothing which is dangerous or explosive or which might unreasonably increase the risk of fire or other casualty at the Premises;
                      d) comply with all reasonable requirements of the Landlord's property casualty insurance carrier;
                      e) provide fire extinguishers and "No Smoking" signs in accordance with reasonable instructions from the Landlord's property casualty insurance carrier;
                      f) use the Premises without causing an increase of the Landlord's property casualty insurance rates or pay the amount of any increase caused by the Tenant's use of the Premises as additional rent;
                      g) use the Premises without causing a termination of the Landlord's property casualty insurance policy;
                      h) use the Premises without causing any liens to affect the Premises;
                      i) maintain the Premises in a neat, clean, habitable condition, free of trash, vermin, and insects;
                      j) keep the walkways, driving aisles, parking areas, and landscaped areas, which surround and serve the Premises, free of trash and free of goods, except for a trash dumpster which may be located at the rear of the parking areas;
                      k) keep all trash within tied bags within a covered dumpster or container;
                      l) keep no animals at the Premises;
                      m)use only equipment which does not damage warehouse area floors;
                      n) use the Premises without disturbing the possession or quiet enjoyment of any other tenant;
                      o) keep all vehicles related to its business from parking on the street;
                      p) keep all vehicles related to its business from parking on the railroad tracks, except during reasonable periods used to load or unload goods without impeding railroad traffic;
                      q) park all vehicles related to its business in the parking areas for the building in accordance with reasonable, nondiscriminatory regulations established from time to time by the Landlord;
                      r) maintain, repair, or wash vehicles, except for material handling equipment, outside of the Raritan Center Business Park; and
                      s) use the Premises in accordance with reasonable, nondiscriminatory regulations established from time to time by the Landlord;
                      t) keep the steps, sidewalks, driving aisles, and parking areas, which surround and serve the Premises, free of snow and ice.

                             11. ACCESS TO PREMISES

After providing the Tenant with reasonable advance verbal or written notice, the Landlord or its agents may enter the Premises during normal business hours to:
(a) inspect the Premises, (b) show the Premises to other persons, or (c) maintain, repair, construct any improvements, or make any alterations in the Premises or the building on behalf of the Tenant or any other purpose. The Landlord or its agents may enter the Premises at any time in response to an emergency. The Premises shall only have locks which can be opened by the Landlord's master key.


                                     4 of 14

                             12. LANDLORD'S REPAIRS

During the first twelve (12) months of the Term, if any defect or damage arises in the condition of any part of the Premises (excluding any broken glass), then the Landlord, at its own expense, shall promptly repair or replace the defective or damaged part of the Premises, unless the Tenant, its employees, its agents, or its invitees caused the defect or damage. All mechanical systems shall be in good working order at the beginning of the Term.

After the first twelve (12) months of the Term, if any defect or damage arises in the condition of any of the following parts of the Premises: (a) foundation,
(b) floor, (c) outside paved area, (d) exterior walls, or (e) roof, then the Landlord, at its own expense, shall promptly repair or replace the defective or damaged part of the Premises, unless the Tenant, its employees, its agents, or its invitees caused the defect or damage.

The Tenant shall promptly notify the Landlord of any defect or damage in the condition of any part of the Premises which the Landlord is obligated to repair or replace under the terms of this clause. The quality of all workmanship used to make repairs and replacements shall be equal to or better than the quality of the original workmanship. The materials used shall be identical to the original materials, unless identical materials are unavailable in which case the materials shall be of equal or better quality.

                              13. TENANT'S REPAIRS

During the first twelve (12) months of the Term, the Tenant, at its own expense, shall promptly replace any broken glass.

After the first twelve (12) months of the Term, if any defect or damage arises in the condition of any part of the Premises, which the Landlord is not specifically obligated to repair or replace under the terms of this Lease, then the Tenant, at its own expense, shall promptly repair or replace the defective or damaged part of the Premises. After the first twelve (12) months of the Term, the Landlord shall assign and provide the Tenant with any guarantee or warranty, which the Landlord has obtained from a third party, related to a part of the Premises which the Tenant is obligated to repair or replace under the terms of this clause. The Tenant's obligations under the terms of this clause shall include, without limitation, repairs or replacements related to the following parts of the Premises: (a) water system, (b) plumbing system, (c) sewer system,
(d) fire sprinkler system, (e) electric system, (f) lighting system, (g) gas system, (h) heating, ventilating, and air-conditioning system, exclusive of all maintenance, repairs and replacements under the Landlord's service contract set forth as item (f) on "Exhibit B" hereto, (i) windows, (j) window frames, (k) doors, (l) door frames, (m) loading dock bumpers and seals, (n) interior partition walls, and (o) interior office ceilings.

During the entire Term or any period of occupancy, if the Tenant, its employees, its agents, or its invitees cause any defect or damage to any part of the Premises, then the Tenant, at its own expense, shall promptly repair or replace the defective or damaged part of the Premises.

The Tenant shall promptly notify the Landlord of any defect or damage in the condition of any part of the Premises which the Tenant is obligated to repair or replace under the terms of this clause. The quality of all workmanship used to make repairs and replacements shall be equal to or better than the quality of the original workmanship. The materials used shall be identical to the original materials, unless identical materials are unavailable in which case the materials shall be of equal or better quality.


                                    5 of 14

For the purposes of this paragraph, the Premises shall mean only the area between the floor and the ceiling, including any roof mounted installations which service the Premises, and the interior demising walls, inclusive of windows, which area is occupied by the Tenant, and the Tenant's repair obligations as indicated herein relate only to those systems within the Premises.

                                 14. ALTERATIONS

The Tenant shall not make any alterations, additions, or improvements to the Premises without the Landlord's prior written consent which shall not be unreasonably withheld or delayed.

The Tenant, at its own expense, shall obtain all necessary permits and provide the Landlord with copies before beginning any work. All work shall be performed at competitive union rates by union contractors selected from a list of approved union contractors provided by the Landlord. All materials used shall be identical to the original materials used to construct the Premises, unless identical materials are unavailable in which case the materials shall be of equal or better quality. The Tenant, at its own expense, shall obtain a new certificate of occupancy or a certificate of approval, if necessary, upon completion of any work and shall thereafter provide the Landlord with a copy.

At the end of the Term, or upon the rightful termination of this Lease, based on written instructions from the Landlord, the Tenant, at its own expense, shall either: (a) leave any alterations, additions, or improvements at the Premises, in which case they shall be the property of the Landlord or (b) remove any alterations, additions, or improvements, and restore the Premises to their original condition, excluding normal wear and tear.

The Tenant shall promptly notify the Landlord of any lien or mechanic's notice of intention filed by a third party in relation to work or materials for the Tenant's alterations, additions, or improvements. The Tenant, at its own expense, shall have any such lien or mechanic's notice of intention discharged or bonded within thirty (30) days from the date on which the Tenant receives notice of the filing.

The Tenant shall indemnify and hold the Landlord harmless from any damage, loss, liability, or expense related to the Tenant1s failure to comply with the terms of this clause.

                                    15. SIGNS

The Tenant shall not install any sign on the roof or on the outside surface of the building walls. If the Landlord has established a uniform sign program for the building, then the Tenant shall only install signs in accordance with that program. If the Landlord has not established a uniform sign program, then the Tenant shall not install any sign without the Landlord's prior written consent which shall not be unreasonably withheld or delayed. The Tenant, at its own expense, shall obtain all necessary permits and shall provide the Landlord with copies before making any installation.

                                  16. CASUALTY

The Landlord shall obtain and maintain property casualty insurance for the replacement value of the building, excluding any alterations, additions, or improvements made by the Tenant.

The Tenant shall promptly notify the Landlord of any fire or casualty at the Premises. If a fire or casualty destroys all or part of the Premises, then the Landlord's obligation to restore the Premises and the Tenant's obligation to pay rent shall be determined in accordance with the terms of this clause.


                                    6 of 14

If the Premises can be restored within ninety (90) days from the date of the casualty, then the Landlord, at its own expense, shall restore the Premises, excluding any alterations, additions, or improvements made by the Tenant.

If the Premises cannot be restored within ninety (90) days from the date of the casualty, then the Landlord may terminate this Lease by giving notice within thirty (30) days from the date of the casualty. If the Lease is terminated, then the Landlord shall not restore the Premises for the Tenant, the Tenant shall promptly vacate the Premises, and the Tenant shall only pay base rent and additional rent due through the date of the casualty. If the Lease is not terminated. then the Landlord, at its own expense, shall restore the Premises. excluding any alterations, additions, or improvements made by the Tenant.

During any restoration, if the Tenant is able to use part of the Premises, then the Tenant shall pay base rent and additional rent for the usable part of the Premises on a pro-rata basis from the date of the casualty until the date on which the Premises are completely usable.

If the building is completely destroyed then this Lease shall end as of the date of the casualty.

The Tenant shall not be liable to the Landlord's property casualty insurance company by way of subrogation or otherwise for any destruction of the Premises or the building, except in the case of a fire or casualty caused by the Tenant's gross negligence, intentional misconduct, or intentional breach of this Lease.

                          17. ASSIGNMENT AND SUBLETTING

The terms of this clause shall apply every time that an assignment arises by operation of law and every' time that the Tenant desires to make any of the following agreements:

                      a)  an assignment of all or part of this Lease;
                      b)  a sublease of all or part of the Premises; or
                      c) an agreement allowing a third party to use or occupy all or part of the Premises.

If an assignment arises by operation of law, or if the Tenant desires to make any described agreements, then the Tenant shall provide the Landlord with all of information in writing:

                      a) an explanation of the circumstances of the assignment by operation of law or the complete terms of the proposed agreement;
                      b)  the standard industrial classification
                          number(s) applicable to the proposed assignee, sublessee, or third party user,
                      c) a description of any hazardous wastes or hazardous substances, as defined under N.J.S.A. 13:1K-8 or N.J.S.A. 58:10-23.1 1b, and the related regulations, to be used, handled, or stored at the Premises by the proposed assignee, sublessee, or third party user; and
                      d) any other reasonably requested information about the assignment by operation of law, the proposed agreement, or the proposed assignee, sublessee, or third party user.


                                     7 of 14

The Landlord shall respond, in writing, to the Tenant's request related to the proposed assignee, sublessee, or third party user within fourteen (14) days after the Tenant provides the above-described information.

If the proposed assignee, sublessee, or third party user does not have a standard industrial classification number subject to N.J.S.A. 13:1K-6 et seq. ("ISRA"), and if no hazardous substances or hazardous wastes, as defined under N.J.S.A. 13:lK-8 or N.J.S.A. 58:l0-23.11b, and the related regulations, are to be used, handled, or stored at the Premises by the proposed assignee, sublessee, or third party user, then the Landlord shall either (a) consent, (b) reasonably withhold its consent, or (c) terminate this Lease per the terms of this clause.

If, however, the proposed assignee, sublessee, or third party user has a standard industrial classification number subject to N.J.S.A. 13:1K-6 et seq. ("ISRA"), or if hazardous substances or hazardous wastes, as defined under N.J.S.A. 13:1K-8 or N.J.S.A. 58:l0-23.llb, and the related regulations, are to be used, handled, or stored at the Premises by the proposed assignee, sublessee, or third party user, then the Landlord, in its sole discretion, which may be reasonable or unreasonable, shall either (a) consent, (b) withhold its consent, or (c) terminate this Lease per the terms of this clause.

The Tenant shall not permit any assignee, sublessee, or third party user to use or take possession of all or part of the Premises, unless the Landlord has consented in writing. In addition, before any assignment by operation of law or any proposed agreement takes effect, the Tenant, at its own expense, shall either comply with N.J.S.A. l3:lK-6 et seq. ("ISRA"), if applicable, or obtain approval of a nonapplicability application.

By consenting to any assignment by operation of law or any proposed agreement, the Landlord shall not be releasing the Tenant from any of its obligations under the terms of this Lease.

Consent to any one assignment by operation of law or any one proposed agreement shall not be deemed to be consent to any subsequent assignment by operation of law or any subsequent proposed agreement and shall not be deemed to be a waiver of any of the terms of this clause.

If the Landlord exercises its right of termination under the terms of this clause, and if an assignment by operation of law or a proposed agreement applies to all of the Premises, then the Landlord may terminate this Lease for all of the Premises. If, however, an assignment by operation of law or a proposed agreement only applies to part of the Premises, then the Landlord may terminate this Lease for that part of the Premises covered by the assignment by operation of law or the proposed agreement, in which case the amount of base rent and the Tenant's share of additional rent shall be prorated. Any termination shall be effective sixty (60) days from the date on which the Tenant receives the Landlord's notice of termination. If the Landlord terminates this Lease for all of the Premises, then the Landlord may lease all or part of the Premises and/or any other space directly to the proposed assignee, sublessee, or third party user. If the Landlord terminates this Lease for part of the Premises, then the Landlord may lease that part of the Premises and/or any other space directly to the proposed assignee, sublessee, or third party user.

If the Landlord exercises its right of termination under the terms of this clause, then, within fourteen (14) days of the Landlord's notice of termination, the Tenant may withdraw its request related to a proposed assignee, sublessee, or third party user, by sending a written notice of withdrawal to the Landlord, in which case the Tenant's request and the Landlord's termination with respect thereto shall be void.


                                    8 of 14

                                  18. MORTGAGES

Any existing or future mortgage made by the Landlord shall have priority over this Lease. Upon receipt of notice from the Tenant, the Landlord, however, shall try to obtain an agreement from any future mortgagee, indicating that the mortgagee shall not disturb the Tenant's possession of the Premises so long as the Tenant is in strict compliance with the terms of this Lease. Upon request, the Tenant shall promptly provide the Landlord's mortgagee with all reasonably requested information and representations in writing.

                                  19. RECORDING

The Tenant shall not record this Lease or any other document related to this Lease or the Premises.

                                20. CONDEMNATION

If all or part of the Premises is taken, on a permanent or a temporary basis, through a condemnation proceeding under the right of eminent domain, then the Landlord shall receive the entire payment from the condemner for the taking of the Premises. The Tenant, however, may make a claim against the condemner for relocation expenses so long as such claim does not reduce the condemner's payment to the Landlord. The Tenant waives all other claims against the Landlord and the condemner on account of the taking of the Premises.

                                 21. RELOCATION

The Landlord may relocate the Tenant to relocation premises within the Raritan Center Business Park after providing the Tenant with a notice of relocation one hundred twenty (120) days in advance of the relocation date. The relocation premises shall be substantially similar to the Premises and shall contain substantially the same improvements which exist at the Premises as of the relocation date. The quality of all workmanship and materials used at the relocation premises shall be equal to or better than the quality of the workmanship and materials used at the Premises. The Landlord shall pay all of the reasonable costs of relocating the Tenant's personal property.

                             22. RETURN OF PREMISES

By the end of the Term, or upon the rightful termination of this Lease, the Tenant, at its own expense, shall return the Premises to the Landlord in the same condition as at the beginning of the Term, excluding normal wear and tear.

The condition required by this Clause 22 shall include without limitation:

           a) removal of all the Tenant's property, including signs, phone and computer lines and equipment;
           b) removal of all installations to and alterations of the Premises made by the Tenant or its agents, excluding specifically any initial fit-up installations made for the Tenant, and except as otherwise agreed by the Tenant and the Landlord;
           c) removal of all paint or marking, except for decoration, on all windows, walls, doors and floors and restoration of surfaces affected;
           d) removal of all bolts and fasteners from walls and floors and restoration of surfaces affected;
           e) repairs, as necessary, of all walls, doors and hardware, including truck doors, loading docks and components;


                                     9 of 14

           f) replacement, as necessary. of all lighting including exit signs and emergency lights, with building standard bulbs, ballasts and fixtures;
           g) repair, as necessary, of all mechanical systems, including HVAC, plumbing and electrical systems with building standard components;
           h) return of two (2) keys for each lock cylinder, keyed to the Landlord's master key system and keys for all restroom facilities;
           i) removal of all trash and debris from the interior and exterior areas serving the Premises; and
           j)  leaving the Premises in a broom clean condition.

The Tenant shall perform all acts necessary to comply with the terms of this clause only in accordance with the methods and materials specified by the Landlord and shall use only such outside contractors as are authorized by the Landlord.

If the Term ends, or if this Lease is rightfully terminated, and if the Tenant has not substantially complied with the terms of this clause, then the Tenant shall continue to pay additional rent and fair market value base rent, which base rent shall be no less than the base rent set forth in this lease, until the Tenant effects compliance, without any right to possession of the Premises.

If the Tenant leaves any property at the Premises after the end of the Term or after the rightful termination of this Lease, then such property shall be deemed to be abandoned. The Landlord may store, use, sell, or dispose of the abandoned property. The Tenant shall pay all expenses related to the abandoned property as additional rent.

                      23. COMPLIANCE WITH ENVIROMENTAL LAWS

The Tenant represents, to the best of the Tenant's knowledge, that the Standard Industrial Classification ("SIC") number set forth in this Lease is the only SIC number applicable to the Tenant. The Tenant shall promptly notify the Landlord if that SIC number becomes inapplicable or if another SIC number becomes applicable.

The Tenant shall not bring or keep any hazardous substances or hazardous wastes, as defined under the provisions of N.J.S.A. 13:1K-8 and N.J.S.A. 58:10-23.11b and the related regulations, at the Premises.

If N.J.S.A. 13:lK-6 et seq. the Industrial Site Recovery Act (S-l070) ("ISRA") is applicable to the Premises due to the Tenant's actions or due to the expiration or rightful termination of this Lease, then the Tenant, at its own expense, shall comply with ISRA and effect all steps necessary to obtain approval of a negative declaration or a completed cleanup. The Tenant, however, shall not be responsible for any cleanup costs related to any environmental contamination caused before the beginning of the Term or caused by the Landlord at any time. If ISRA is not applicable to the Premises due to the Tenant's actions or due to the expiration or rightful termination of this Lease, then, by the end of the Term, or upon any rightful termination of this Lease, the Tenant, at its own expense, shall obtain approval of a nonapplicability application from the New Jersey Department of Environmental Protection ("NJDEP"). The Tenant shall begin the process of complying with the terms of this clause no later than six (6) months prior to the expiration of the Term. The Tenant shall promptly provide the Landlord with copies of all communications to and from the NJDEP.

If the Term ends, or if this Lease is rightfully terminated, and if the Landlord cannot use, lease, demolish, or improve the Premises because the Tenant has not complied with ISRA, as required under the terms of this clause previously set forth, or is in the process of complying with ISRA, as required under the terms of this clause previously set forth, then the Tenant shall continue to pay additional rent and fair market value base rent, which base rent shall be no less than the base rent set


                                    10 of 14
forth in this lease, until the Tenant effects compliance, without any right to possession of the Premises.

If any lien, imposed under the provisions of N.J.S.A. 58:10-23.11 et seq. or imposed under the provisions of 42 U.S.C. 9601 et seq., affects the Premises due to the act or neglect of the Tenant, then the Tenant shall have such lien removed within thirty (30) days from the date on which the Tenant receives notice of the lien.

The Tenant shall defend, indemnify, and hold the Landlord harmless from any claim, damage, loss, liability, or expense related to the Tenant's failure to comply with the terms of this clause. The Tenant's obligations under the terms of this clause shall survive the termination or expiration of this lease.

                         24. RELEASE AND INDEMNIFICATION

A) The Tenant releases the Landlord and agrees to defend, indemnify, and hold the Landlord harmless from any claim by any person for any injury, death, damage, loss, liability, or expense which (1) arises upon, about, or in connection with the Premises or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and serve the Premises, (2) arises due to an occurrence during the Term or any period of occupancy by the Tenant, and
(3) arises due to any of the following causes or events as set forth below as "a)" through "j)" for purposes of the Tenant's release of the Landlord or as set forth below as "c)" through "j)" for purposes of the Tenant's indemnification of the Landlord:

           a) as to only a release by the Tenant of the Landlord, a delay in completing the Premises or in obtaining a certificate of occupancy for the Premises;
           b) as to only a release by the Tenant of the Landlord, a delay in the delivery of possession of the Premises caused by an existing occupant at the Premises;
           c) the defective or damaged condition of any part of the Premises, the building, or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and serve the Premises;
           d) the stoppage, malfunction, or breakdown of any of the systems serving the Premises or the building, including, without limitation, the water system, the plumbing system, the sewer system, the drainage system, the sprinkler system, the electric system, the lighting system, the gas system, or the heating, ventilating, and air-conditioning system;
           e) the stoppage or reduction of any utility service;
           f) the active or passive, ordinary negligence of any person, including the Landlord, its employees, and its agents, except as specifically set forth in paragraph B of this clause;
           g) the gross negligence of any person, except for the Landlord, its employees, or its agents;
           h) the intentional misconduct or criminal act of any person, except for the Landlord and except for the Landlord's employees or agents acting upon the Landlord's instructions;
           i) an Act of God, force majeure, or weather condition, including, without limitation, temperature, dampness, wind, rain, lightening, sleet, snow, hail, ice, flood, tornado, hurricane, or earthquake; or
           j) falling objects, water, steam, fire, smoke, explosion, vermin, strike, riot, insurrection, public enemy, or war.

B) Notwithstanding anything to the contrary contained in this clause, the Tenant's agreement to defend, indemnify, and hold the Landlord harmless shall not apply to the sole ordinary negligence of the Landlord, its employees, or its agents, as such sole ordinary negligence relates to any obligation of the Landlord, per this Lease, to construct, alter, repair, maintain, or service the Premises, the building, or the steps, sidewalks, parking areas, or landscaped areas which immediately adjoin and


                                    11 of 14
serve the Premises. In all other instances of the ordinary negligence of the Landlord, its employees, or its agents, the Tenant's agreement to defend, indemnify, and hold the Landlord harmless shall be limited to five million dollars ($5,000,000.00) per occurrence.

C) The Tenant's release and the Tenant's agreement to defend, indemnify, and hold the Landlord harmless shall apply to all damages and expenses, including, without limitation, nominal damages, direct damages. compensatory damages, CONSEQUENTIAL DAMAGES, special damages, lost profits, incidental damages, fines, penalties, punitive damages, attorneys fees, court costs, costs of suit, arbitration costs, and interest.

D) The Tenant's obligations under the terms of this clause shall survive the termination or expiration of this Lease.

E) The Landlord shall not be liable, by way of subrogation or otherwise, to any insurance company insuring the Tenant, and the Tenant hereby waives any such insurance company's right of recovery against the Landlord. All of the Tenant's insurance policies shall contain an endorsement waiving the insurer's subrogation rights against the Landlord.

                                   25. DEFAULT

If the Tenant does not strictly comply with all of the terms of this Lease, then the Tenant shall be in default. In addition, the Tenant shall be in default if:
a) the Tenant makes an assignment for the benefit of creditors, b) the Tenant is decreed insolvent or bankrupt according to law, or c) a receiver is appointed for the Tenant.

If the Tenant is in default, then the Landlord may send a written notice of default to the Tenant, indicating why the Tenant is not in strict compliance with the terms of this Lease. After receiving a notice of default, the Tenant shall cure any monetary default or any non-monetary default within five (5) days. If, however, a non-monetary default cannot be cured within five (5) days, then the Tenant shall begin to cure the default within five (5) days and shall continue to diligently cure the default thereafter. If the Tenant does not perform within five (5) days after receiving a notice of default, then the Landlord may cure any default on behalf of the Tenant, in which case the cost of curing shall be payable as additional rent. In addition, the Landlord shall have a right to suspend performance of its obligations under the terms of this Lease, shall have a right of re-entry, shall have a right of termination, and shall have all other remedies available under the law.

If the Tenant has been in non-monetary default for the same reason on two (2) occasions during any twelve (12) month period during the Term, and if the Tenant is in default for the same reason on any subsequent occasion at any time during the Term, then, regardless of any cure, the Landlord shall have a right to suspend performance of its obligations under the terms of this Lease, shall have a right of re-entry, shall have a right of termination, and shall have all other remedies available under the law.

If the Tenant wrongfully occupies any property owned by the Landlord or its affiliated companies, other than the Premises, then the Tenant shall be in default and shall pay additional rent and fair market value base rent, which base rent shall be no less than the base rent set forth in this Lease, for the property wrongfully occupied for the period of occupancy.

If the Tenant is in monetary default and has vacated the Premises before the end of the Term, or if the Landlord obtains a judgment for possession of the Premises against the Tenant before the end of the Term, then the Landlord shall try to reasonably re-rent the Premises. The Tenant shall continue to pay base rent and additional rent to the Landlord until the beginning date of a new lease for the Premises or until the end of the Term, whichever comes first.


                                    12 of 14

If the Landlord re-rents the Premises before the end of the Term, then, as of the beginning date of the new lease for the Premises, the Tenant shall pay the following costs as additional rent: a) reasonable administrative costs incurred to advertise and show the Premises and incurred to make the new lease, b) reasonable costs incurred to prepare the Premises for the new tenant, and c) reasonable real estate commissions paid to a broker for finding the new tenant. These costs shall be prorated for the remainder of the Term of this Lease in relation to the term of the new lease.

If the Landlord re-rents the Premises for a monthly base rent amount which is lower than the base rent amount due under the terms of this Lease, then, as of the beginning date of the new lease, the Tenant shall pay for the entire deficiency which will exist for the remainder of the Term. If the Landlord re-rents the Premises for a monthly base rent amount which is higher than the base rent amount due under the terms of this Lease, then the Tenant shall not receive any credit for the surplus toward the rent and additional rent due through the beginning date of the new lease.

The Landlord and the Tenant shall resolve any claim or controversy related to this Lease or to the Premises through a binding arbitration proceeding in Edison. New Jersey in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that the Landlord shall have the right to pursue a summary dispossession action or a distraint action in the Superior Court of New Jersey according to the laws of New Jersey. The Superior Court of New Jersey may enter judgment upon any decision rendered through arbitration.

The Tenant shall pay all of the Landlord's reasonable costs of enforcing the terms of this Lease as additional rent, including, without limitation, reasonable attorneys fees and disbursements, arbitration costs, and court costs.

If the Tenant is in default, then the Landlord's delay in sending a notice of default, the Landlord's delay in starting an arbitration proceeding or a court action against the Tenant, or the Landlord's acceptance of rent shall not be a waiver of the default and shall not prevent the Landlord from enforcing the terms of this Lease.

All of the landlord's remedies set forth in this clause are cumulative and are not exclusive of any other remedies available under the law.

                             26. NOTICE AND CONSENT

Except as specifically set forth in this Lease, all notices and consents given under the terms of this Lease shall: (a) be in writing, (b) be sent by certified mail, return receipt requested, be sent by a reputable overnight delivery service, or hand delivered to the addresses for notices set forth in this Lease, and (c) be deemed to have been given upon receipt. By giving notice, the Landlord or the Tenant may hereafter designate different or additional addresses for their respective notices.

                                27. SEVERABILITY

If any part of this Lease is contrary to law or otherwise unenforceable, then the remainder of this Lease shall remain in effect.

                                28. GOVERNING LAW

The terms of this Lease shall be governed, interpreted, and construed according to the laws of New Jersey.


                                    13 of 14

                           29. BINDING EFFECT OF LEASE

This Lease binds the Landlord and all parties which rightfully succeed to its rights or take its place. This Lease binds the Tenant and all parties which rightfully succeed to its rights or take its place with the Landlord's consent in accordance with the terms of this Lease.

                              30. ENTIRE AGREEMENT

This Lease contains the entire agreement made by the Landlord and the Tenant. The terms of this Lease shall not be changed or amended, except by the terms of a subsequent written agreement signed by the Landlord and the Tenant.


                                    14 of 14

                                    EXHIBIT A


                                TO LEASE BETWEEN
                               CENTER REALTY, L.P.
                                       AND
                          LEADING EDGE PACKAGING, INC.


The Premises and the specifications related thereto are shown on the plan(s) entitled AVAILABLE SPACE, 176 NORTHFIELD AVENUE IN BUILDING 409, prepared by David Cochran, dated May 9, 1996.

                                    EXHIBIT B


                                TO LEASE BETWEEN
                               CENTER REALTY, L.P.
                                       AND
                          LEADING EDGE PACKAGING, INC.

                                                              Monthly
                 Item                                          Amount
======================================================================
a) MUNICIPAL REAL ESTATE TAXES                               $2,004.00
----------------------------------------------------------------------
b) PROPERTY CASUALTY INSURANCE                                  139.00
----------------------------------------------------------------------
c) FIRE SPRINKLER STANDBY CHARGES                               139.00
----------------------------------------------------------------------
d) CENTRAL STATION FIRE SPRINKLER WATER MONITORING SYSTEM        84.00
----------------------------------------------------------------------
e) FIRE SPRINKLER SYSTEM TESTING                                 28.00
----------------------------------------------------------------------
f) ROUTINE MAINTENANCE AND SERVICE FOR THE HEATING, AIR
   CONDITIONING, AND VENTILATING SYSTEM                         445.00
----------------------------------------------------------------------
g) COMMON ROAD SNOW REMOVAL                                      56.00
----------------------------------------------------------------------
h) GROUNDS CLEANING AND LANDSCAPE MAINTENANCE                   167.00
----------------------------------------------------------------------
i) DOMESTIC WATER, INCLUDING LAWN SPRINKLER WATER                  N/A
----------------------------------------------------------------------
j) SEWER CHARGES                                                167.00
----------------------------------------------------------------------
k) MAINTENANCE AND ELECTRICITY FOR OUTSIDE LIGHTING              56.00
----------------------------------------------------------------------
l) PARKING LOT AND SIDEWALK SNOW REMOVAL                           N/A
----------------------------------------------------------------------
m) SECURITY PATROL                                               84.00
----------------------------------------------------------------------
     TOTAL                                                   $3,369.00
======================================================================

This total represents an estimate as of March, 1996, of 30% of the total monthly additional rent expenses related to Building #409, as set forth in Clause 2 of the Lease.

                                    EXHIBIT C

                                TO LEASE BETWEEN
                               CENTER REALTY, L.P.
                                       AND
                          LEADING EDGE PACKAGING, INC.

                    LANDSCAPE AND GROUNDS MAINTENANCE PROGRAM
                    FOR THE BUILDING CONTAINING THE PREMISES
            AND COMMON AREAS WITHIN THE RARITAN CENTER BUSINESS PARK


                  1. LAWN:

Mowing: Turf areas shall be mowed to the height of 2 1/2 inches with a standard rotary mower. Mowing heights may be increased to 3 inches in the summer to reduce the total stress on the turf areas.

                  Mowing will be accomplished approximately 35 times during the period between April 1 and November 30.

Fertilization:    All turf areas shall be fertilized in the spring and summer at the rate of 1 pound of nitrogen per 1000 square feet and in the late fall with a Weed and Feed at 2.0 pounds nitrogen per 1000 square feet.

Liming: All turf areas shall be limed once during the year at the rate of 50 pounds per 1000 square feet.

Weed Control:     A pre-emergent crabgrass weed control shall be applied, once in the early spring.

Insect Control:   Grub and chinch bug control shall be applied, as needed.

Re-seeding:       Re-seeding and thatch removal shall be accomplished as needed.
                  Seeding shall be at the rate of five (5) pounds per 1000 square feet.

                  2. SIDEWALKS AND CURBS:

Clean-up:         Clippings and other organic debris will be blown off the
                  sidewalks after each mowing.

Edging:           Edging of sidewalks shall be performed every other mowing.

Weed Control:     Weed control along the curb and rail line shall be
                  accomplished with a chemical called Round Up or its equivalent.

                  3. TREES AND SHRUBS:

Trimming:         Trimming around the trees and shrub beds will be performed using an herbicide and/or a mechanical device.

Pruning:          All trees and shrubs shall be pruned as needed.

Fertilization:    Fertilization for trees shall be performed using Ross Daniels
                  16-10-9 or equivalent tree spikes

Weed Control:     Shrub beds shall be weeded every other mowing. A pre-emergent herbicide will be applied to all beds in the spring.

                  Broad leaf weed control shall be applied.

Re-mulching:      A top dressing of shredded bark mulch shall be applied to the shrub beds.

Replacement:      As necessary.

                  4. SEASONAL CLEANINGS:

Spring: Spring clean-up shall be accomplished in early April to remove all debris that has accumulated during the winter.

Fall: Fall clean-up shall be accomplished to remove leaves and debris that have accumulated on the turf and in the shrub beds.

                  5. STREETS AND PARKING LOTS:

                  Parking lots and streets will be regularly swept with an FMC Street sweeper.

                  Removal of heavy or constant trash or debris resulting from the Tenants operation is not included in this program and shall be billed separately.

                  6. IRRIGATION SYSTEM:

                  The system shall be started at the beginning of the season and flushed at the end of the season. Heads shall be repaired and replaced as necessary.

================================================================================

THIS LEASE, made as of the 3rd day of April, nineteen hundred and ninety-six between EMPIRE STATE BUILDING COMPANY, having an office at 350 Fifth Avenue, New York, New York, hereinafter called "Lessor" or "Landlord" and LEADING EDGE PACKAGING, INC., a New York corporation having an office at 350 Fifth Avenue, New York, New York 10118, hereinafter called "Lessee" or "Tenant".

WITNESSETH: That Lessor hereby leases to Lessee and the Lessee hereby takes and hires from Lessor the space (hereinafter called the "premises" or "demised premises") designated as Rooms 3921-3922 and substantially as indicated in red on the diagram hereto attached, on the 39th floor of the building known as Empire State Building, bounded by Fifth Avenue, 34th Street and 33rd Street, (hereinafter called the "building") in the Borough of Manhattan, City of New York, for a term of five (5) years, to commence on the 1st day of July, 1996, and to expire on the 30th day of June, 2001, or until such term shall sooner end as in Article 12 and elsewhere herein provided, both dates inclusive, at a fixed annual rental (subject to Articles 23 and 42) at the annual rate of Forty-two Thousand, Ninety-six and No/100 Dollars ($42,096.00) payable in equal monthly installments in advance on the first day of each month, except that the first installment of rent due under this lease shall be paid by Lessee upon its execution of this lease, unless this lease be a renewal.

         Lessor and Lessee covenant and agree:

                                    PURPOSE.

         1. Lessee shall use and occupy the premises only as an office in the transaction of its business of general office and they shall be used for no other purpose by Lessee or any other person.

         1(A). No manufacturing or repairing of any kind shall be done or permitted, nor shall any merchandise be sold or displayed for sale in the demised premises, other than Lessee's products, and then not for retail sale.

         1(B). Neither the demised premises, nor the halls, corridors, stairways, elevators or any other portion of the building shall be used by the Lessee or the Lessee's servants, employees, licensees, invitees or visitors in connection with the aforesaid permitted use or otherwise so as to cause any congestion of the public portions of the building or the sidewalks or roadways adjoining the building whether by trucking or by the congregating or loitering thereon of the Lessee and/or the servants, employees, licensees, invitees or visitors of the Lessee.

                            RENT AND ADDITIONAL RENT.

         2. Lessee agrees to pay rent as herein provided at the office of Lessor or such other place as Lessor may designate, payable in United States legal tender, by cash or by good and sufficient check drawn on a New York City Clearing House Bank, and without any set off or deduction whatsoever. Any sum other than fixed rent payable hereunder shall be deemed additional rent and due on demand.

                                   ASSIGNMENT.

         3. Neither Lessee nor Lessee's legal representatives or successors in interest by operation of law or otherwise, shall assign, mortgage or otherwise encumber this lease, or sublet or permit all or part of the premises to be used by others, without the prior written consent of Lessor in each instance. The transfer of a majority of the issued and outstanding capital stock of any corporate lessee or sublessee of this lease or a majority of the total interest in any partnership lessee or sublessee, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease or of such sublease. The merger or consolidation of a corporate lessee or sublessee where the net worth of the resulting or surviving corporation is less than the net worth of the lessee or sublessee immediately prior to such merger or consolidation shall be deemed an assignment of this lease or of such sublease. If without Lessor's written consent this lease is assigned, or the premises are sublet or occupied by anyone other than Lessee, Lessor may accept the rent from such assignee, subtenant or occupant, and apply the net amount thereof to the rent herein reserved, but no such assignment, subletting, occupancy or acceptance of rent shall be deemed a waiver of this covenant. Consent by Lessor to an assignment or subletting shall not relieve Lessee from the obligation to obtain Lessor's written consent to any further assignment or subletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease.

                                    DEFAULT.

         4. Lessor may terminate this lease on three (3) days' notice: (a) if rent or additional rent is not paid within three (3) days after written notice from Lessor; or (b) if Lessee shall have failed to cure a default in the performance of any covenant of this lease (except the payment of rent), or any rule or regulation hereinafter set forth, within five (5) days after written notice thereof from Lessor, or if default cannot be completely cured in such time, if Lessee shall not promptly proceed to cure such default within said five
(5) days, or shall not complete the curing of such default with due diligence; or (c) when and to the extent permitted by law, if a petition in bankruptcy shall be filed by or against Lessee or if Lessee shall make a general assignment for the benefit of creditors, or receive the benefit of any insolvency or reorganization act; or (d) if a receiver or trustee is appointed for any portion of Lessee's property and such appointment is not vacated within twenty (20) days; or (e) if an execution or attachment shall be issued under which the premises shall be taken or occupied or attempted to be taken or occupied by anyone other than Lessee; or (f) if the premises become and remain vacant or deserted for a period of ten (10) days; or (g) if Lessee shall default beyond any grace period under any other lease between Lessee and Lessor; or (h) if Lessee shall fail to move into or take possession of the premises within fifteen
(15) days after commencement of the term of this lease.

         At the expiration of the three (3) day notice period, this lease and any rights of renewal or extension thereof shall terminate as completely as if that were the date originally fixed for the expiration of the term of this lease, but Lessee shall remain liable as hereinafter provided.

                                 RELETTING, ETC.

         5. If Lessor shall re-enter the premises on the default of Lessee, by summary proceedings or otherwise; (a) Lessor may re-let the premises or any part thereof, as Lessee's agent, in the name of Lessor, or otherwise, for a term shorter or longer than the balance of the term of this lease, and may grant concessions or free rent. (b) Lessee shall pay Lessor any deficiency between the rent hereby reserved and the net amount of any rents collected by Lessor for the remaining term of this lease, through such re-letting. Such deficiency shall become due and payable monthly, as it is determined. Lessor shall have no obligation to re-let the premises. and its failure or refusal to do so, or failure to collect rent on re-

================================================================================

================================================================================

letting, shall not affect Lessee's liability hereunder. In computing he net amount of rents collected through such re-letting, Lessor may deduct all expenses incurred in obtaining possession or re-letting the premises, including legal expenses, attorneys' fees, brokerage fees, the cost of restoring the premises to good order, and the cost of all alterations and decorations deemed necessary by Lessor to effect re-letting. In no event shall Lessee be entitled to a credit or repayment for rerental income which exceeds the sums payable by Lessee hereunder or which covers a period after the original term of this lease.
(c) Lessee hereby expressly waives any right of redemption granted by any present or future law. "Re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. In the event of a breach or threatened breach of any of the covenants or provisions hereof, Lessor shall have the right of injunction. Mention herein of any particular remedy shall not preclude Lessor from any other available remedy. (d) Lessor shall recover as liquidated damages, in addition to accrued rent and other charges, if Lessor's re-entry is the result of Lessee's bankruptcy, insolvency, or reorganization, the full rental for the maximum period allowed by any act relating to bankruptcy, insolvency or reorganization.

         If Lessor re-enters the premises for any cause, or if Lessee abandons or vacates the premises, or after the expiration of the term of this lease, any property left in the premises by Lessee shall be deemed to have been abandoned by Lessee, and Lessor shall have the right to retain or dispose of such property in any manner without any obligation to account therefor to Lessee. If Lessee shall at any time default hereunder, and if Lessor shall institute an action or summary proceeding against Lessee based upon such default, then Lessee will reimburse Lessor for the expense of reasonable attorneys' fees and disbursements thereby incurred by Lessor.

                            LESSOR MAY CURE DEFAULTS.

         6. If Lessee shall default in performing any covenant or condition of this lease, Lessor may perform the same for the account of Lessee, and Lessee shall reimburse Lessor for any expense incurred therefor, which obligation shall survive the expiration or sooner termination of this lease.

                                  ALTERATIONS.

         7. Lessee shall make no decoration, alteration, addition or improvement in the premises, without the prior written consent of Lessor, and then only by contractors or mechanics and in such manner and time, and with such materials, as approved by Lessor. All alterations, additions or improvements to the premises, including central air-conditioning equipment and duct work, except movable office furniture and equipment installed at the expense of Lessee, shall, unless Lessor elects otherwise in writing, become the property of Lessor upon the installation thereof, and shall be surrendered with the premises at the expiration of this lease. Any such alterations, additions and improvements which Lessor shall designate, shall be removed by Lessee and any damage repaired, at Lessee's expense, prior to the expiration of this lease.

                                     LIENS.

         8. Prior to commencement of its work in the demised premises, Lessee shall obtain and deliver to Lessor a written letter of authorization, in form satisfactory to Lessor's counsel, signed by all architects, engineers, surveyors and designers to become involved in such work, which shall confirm that any of their drawings or plans are to be removed from any filing with governmental authorities on request of Lessor. With respect to contractors, subcontractors, materialmen and laborers, and architects, engineers and designers, for all work or materials to be furnished to Lessee at the premises, Lessee agrees to obtain and deliver to Lessor written and unconditional waiver of mechanics liens upon the premises or the building after payments to the contractors, etc., subject to any then applicable provisions of the Lien Law. Notwithstanding the foregoing, Lessee at its expense shall cause any lien filed against the premises or the building, for work or materials claimed to have been furnished to Lessee, to be discharged of record within ten (10) days after notice thereof.

                                    REPAIRS.

         9. Lessee shall take good care of the premises and the fixtures and appurtenances therein, and shall make all repairs necessary to keep them in good working order and condition, including structural repairs when those are necessitated by the act, omission or negligence of Lessee or its agents, employees or invitees. During the term of this lease, Lessee may have the use of any air-conditioning equipment servicing the premises, subject to the provisions of Article 36 of this lease, and shall reimburse Lessor, in accordance with
Article 42 of this lease, for electricity consumed by the equipment. The exterior walls of the building, the windows and the portions of all window sills outside same are not part of the premises demised by this lease, and Lessor hereby reserves all rights to such parts of the building.

                             FIRE OR OTHER CASUALTY.

         10. If the premises shall be partially damaged by fire or other casualty, the damage shall be repaired at the expense of Lessor, but without prejudice to the rights of subrogation, if any, of Lessor's insurer. Lessor shall not be required to repair or restore any of Lessee's property or any alteration or leasehold improvement made by or for Lessee at Lessee's expense. The rent shall abate in proportion to the portion of the premises not usable by Lessee. Lessor shall not be liable to Lessee for any delay in restoring the premises, Lessee's sole remedy being the right to an abatement of rent, as above provided. If the premises are rendered wholly untenantable by fire or other casualty and if Lessor shall decide not to restore the premises, or if the building shall be so damaged that Lessor shall decide to demolish it or to rebuild it (whether or not the premises have been damaged), Lessor may within ninety (90) days after such fire or other cause give written notice to Lessee of its election that the term of this lease shall automatically expire no less than ten (10) days after such notice is given. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Lessor and Lessee each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Lessee hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control in lieu thereof.

                                  END OF TERM.

         11. Lessee shall surrender the premises to Lessor at the expiration or sooner termination of this lease in good order and condition, except for reasonable wear and tear and damage by fire of other casualty, and Lessee shall remove all of its property. Lessee agrees it shall indemnify and save Lessor harmless against all costs, claims, loss or liability resulting from delay by Lessee in so surrendering the premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Lessor resulting from any failure by Lessee timely to surrender the premises will be substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Lessee therefore agrees that if possession of the

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premises is not surrendered to Lessor within one (1) day after the date of the expiration or sooner termination of the term of this lease, then Lessee will pay Lessor as liquidated damages for each month and for each portion of any month during which Lessee holds over in the premises after expiration or termination of the term of this lease, a sum equal to three times the average rent and additional rent which was payable per month under this lease during the last six months of the term thereof. The aforesaid obligations shall survive the expiration or sooner termination of the term of this lease. At any time during the term of this lease, Lessor may exhibit the premises to prospective purchasers or mortgagees of Lessor's interest therein, and may place upon the premises the usual "For Sale" notices. During the last year of the term of this lease, Lessor may exhibit the premises to prospective tenants and may place and keep upon the premises the usual "To Let" notice.

                           SUBORDINATION AND ESTOPPEL.

         12. Lessee acknowledges that it has been informed and understands that Lessor's title arises out of and by virtue of a Sublease from the owner of the Lease of the land and building of which the demised premises form a part, and a copy of said Lease and Sublease may be examined at the office of Lessor at any time during the regular business hours; it is agreed that anything in the within lease to the contrary notwithstanding, the term of the within lease (including its renewal terms) shall in no event extend beyond a date one day prior to the end of the current term and any effective renewal term of the Lease and Sublease of the land and building, and any attempt so to extend the term of the within lease shall be a nullity. This lease is and shall be subject and subordinate to all ground, overriding or underlying leases and the rights of the lessors thereunder, and to all mortgages which may now or hereafter affect such leases, and to all renewals, modifications, consolidations, replacements and extensions of such leases and mortgages. This clause shall be self-operative and no further instrument in writing to effectuate such subordination shall be necessary. In confirmation of such subordination, Lessee shall, on demand, execute promptly any certificate that Lessor may request. Lessee hereby irrevocably constitutes and appoints Lessor the attorney-in-fact of Lessee to execute, acknowledge and deliver any such certificate or certificates for and on behalf of Lessee. In the event of the termination of this lease by the termination of any lease to which this lease is or may be subordinate, Lessee agrees to enter into a new lease covering the within demised premises, for the remaining term of this lease and otherwise on the same terms, conditions and rentals as herein contained, with and at the election of the holder of any instrument to which this lease is or may be subordinate (including a mortgagee who shall acquire any superior lease in foreclosure, or a lease in substitution therefor), or if there is no superior lease in existence, then with and at the election of the holder of the fee title to the land and building. From time to time, Lessee, on at least ten (10) days' prior written request by Lessor, will deliver to Lessor a statement in writing certifying that this lease is unmodified and in full force and effect (or if there shall have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid and stating whether or not Lessor is in default in performance of any covenant, agreement or condition contained in this lease and, if so, specifying each such default of which Lessee may have knowledge.

                                  CONDEMNATION.

         13. If the whole or any substantial part of the premises shall be condemned by eminent domain or acquired by private purchase in lieu thereof, for any public or quasi-public purpose, this lease shall terminate on the date of the vesting of title through such proceeding or purchase, and Lessee shall have no claim against Lessor for the value of any unexpired portion of the term of this lease, nor shall Lessee be entitled to any part of the condemnation award or private purchase price. If less than a substantial part of the premises. is condemned, this lease shall not terminate, but rent shall abate in proportion to the portion of the premises condemned.

                              REQUIREMENTS OF LAW.

         14(a). Lessee at its expense shall comply with all laws, orders and regulations of any governmental authority having or asserting jurisdiction over the premises, which shall impose any violation, order or duty upon Lessor or Lessee with respect to the premises or the use or occupancy thereof, including, without limitation, compliance in the premises with New York City Local Law No. 5 or any similar or successor law. The foregoing shall not require Lessee to do structural work.

         (b) Lessee shall require every person engaged by him to clean any window in the premises from the outside, to use the equipment and safety devices required by Section 202 of the Labor Law and the rules of any governmental authority having or asserting jurisdiction.

         (c) Lessee at its expense shall comply with all requirements of the New York Board of Fire Underwriters, or any other similar body affecting the premises, and shall not use the premises in a manner which shall increase the rate of fire insurance of Lessor or of any other tenant, over that in effect prior to this lease. If Lessee's use of the premises increases the fire insurance rate, Lessee shall reimburse Lessor for all such increased costs. That the premises are being used for the purpose set forth in Article 1 hereof shall not relieve Lessee from the foregoing duties, obligations and expenses.

                            CERTIFICATE OF OCCUPANCY.

         15. Lessee will at no time use or occupy the premises in violation of the certificate of occupancy issued for the building. The statement in this lease of the nature of the business to be conducted by Lessee shall not be deemed to constitute a representation or guaranty by Lessor that such use is lawful or permissible in the premises under the certificate of occupancy for the building.

                                   POSSESSION.

         16. If Lessor shall be unable to give possession of the premises on the commencement date of the term because of the retention of possession of any occupant thereof, alteration or construction work, or for any other reason except as hereinafter provided, Lessor shall not be subject to any liability for such failure. In such event, this lease shall stay in full force and effect, without extension of its term. However, the rent hereunder shall not commence until the premises are available for occupancy by Lessee. If delay in possession is due to work, changes or decorations being made by or for Lessee, or is otherwise caused by Lessee, there shall be no rent abatement and the rent shall commence on the date specified in this lease. If permission is given to Lessee to occupy the demised premises or other premises prior to the date specified as the commencement of the term, such occupancy shall be deemed to be pursuant to the terms of this lease, except that the parties shall separately agree as to the obligation of Lessee to pay rent for such occupancy. The provisions of this Article are intended to constitute an "express provision to the contrary" within the meaning of Section 223(a), New York Real Property Law.

                                QUIET ENJOYMENT.

         17. Lessor covenants that if Lessee pays the rent and performs all of Lessee's other obligations under this lease, Lessee may peaceably and quietly enjoy the demised premises, subject to the terms, covenants and conditions of this lease and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

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                                 RIGHT OF ENTRY.

         18. Lessee shall permit Lessor to erect and maintain pipes and conduits in and through the premises. Lessor or its agents shall have the right to enter or pass through the premises at all times, by master key, by reasonable force or otherwise, to examine the same, and to make such repairs, alterations or additions as it may deem necessary or desirable to the premises or the building, and to take all material into and upon the premises that may be required therefor. Such entry and work shall not constitute an eviction of Lessee in whole or in part, shall not be ground for any abatement of rent, and shall impose no liability on Lessor by reason of inconvenience or injury to Lessee's business. Lessor shall have the right at any time, without the same constituting an actual or constructive eviction, and without incurring any liability to Lessee, to change the arrangement and/or location of entrances or passageways, windows, corridors, elevators, stairs, toilets, or other public parts of the building, and to change the name or number by which the building is known.

                                  VAULT SPACE.

         19. Anything contained in any plan or blueprint to the contrary notwithstanding, no vault or other space not within the building property line is demised hereunder. Any use of such space by Lessee shall be deemed to be pursuant to a license, revocable at will by Lessor, without diminution of the rent payable hereunder. If Lessee shall use such vault space, any fees, taxes or charges made by any governmental authority for such space shall be paid by Lessee.

                                   INDEMNITY.

         20. Lessee shall indemnify, defend and save Lessor harmless from and against any liability or expense arising from the use or occupation of the premises by Lessee, or anyone on the premises with Lessee's permission, or from any breach of this lease.

                               LESSOR'S LIABILITY.

         21. This lease and the obligations of Lessee hereunder shall in no way be affected because Lessor is unable to fulfill any of its obligations or to supply any service, by reason of strike or other cause not within Lessor's control. Lessor shall have the right, without incurring any liability to Lessee, to stop any service because of accident or emergency, or for repairs, alterations or improvements, necessary or desirable in the judgment of Lessor, until such repairs, alterations or improvements shall have been completed. Lessor shall not be liable to Lessee or anyone else, for any loss or damage to person, property or business, unless due to the negligence of Lessor; nor shall Lessor be liable for any latent defect in the premises or the building. Lessee agrees to look solely to Lessor's estate and interest in the land and building, or the lease of the building or of the land and building, and the demise premises, for the satisfaction of any right or remedy of Lessee for the collection of a judgement (or other judicial process) requiring the payment of money by Lessor, in the event of any liability by Lessor, and no other property or assets of Lessor shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this lease, the relationship of landlord and tenant hereunder, or Lessee's use and occupancy of the demised premises or any other liability of Lessor to Lessee (except for negligence).

                             CONDITION OF PREMISES.

         22. Lessee acknowledges that Lessor has made no representation or promise, except as herein expressly set forth. Lessee agrees to accept the premises "as is", except for any work which Lessor has expressly agreed in writing to perform.

                           COST OF LIVING ADJUSTMENTS.

         23. The fixed annual rent reserved in this lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this Article:

         (a) Definitions: For the purposes of this Article, the following definitions shall apply:

         (i) The term "Base Year" shall mean the full calendar year during which the term of this lease commences.

         (ii) The term "Price Index" shall mean the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items, New York, N.Y.-Northeastern, N.J., all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted.

         (iii) The term "Price Index for the Base Year" shall mean the average of the monthly All Items Price Indexes for each of the 12 months of the Base Year.

         (b) Effective as of each January and July subsequent to Base Year, there shall be made a cost of living adjustment of the fixed annual rental rate payable hereunder. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Price Index for the Base Year. The January adjustment shall be based on such percentage difference between the Price Index for the preceding month of December and the Price Index for the Base Year.

         (i) In the event the Price Index for June in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the July 1st following such month of June (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for June and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent, effective as of such July 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

         (ii) In the event the Price Index for December in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the January 1st following such month of December (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent effective as of such January 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

         The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the annual rent payable hereunder:

                   Assuming that said fixed annual rent is $10,000, that the Price Index for the Base Year was 102.0 and that the Price Index for the month of June in a calendar year following the Base year was 105.0, then the percentage increase thus reflected, i.e., 2.941% (3.0/102.0) would be multiplied by $10,000, and said fixed annual rent would be increased by $294.10 effective as of July 1st of said calendar year.

         In the event that the Price Index ceases to use 1982-84=100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price

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Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining the Price Index shall be used.

         No adjustments or recomputations, retroactive or otherwise, shall be made due to any revision which may later be made in the first published figure of the Price Index for any month.

         (c) Lessor will cause statements of the cost of living adjustments provided for in subdivision (b) to be prepared in reasonable detail and delivered to Lessee.

         (d) In no event shall the fixed annual rent originally provided to be paid under this lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

         (e) Any delay or failure of Lessor, beyond July or January of any year, in computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Lessee to pay such rent adjustments hereunder.

         (f) Notwithstanding any expiration or termination of this lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Lessee's obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the lease expiration date, and shall survive any expiration or termination of this lease.

                                    SERVICES.

         24. Tenant acknowledges that it has been advised that the cleaning contractor for the Building may be a division or affiliate of Landlord. Tenant agrees to employ such contractor or such other designee, for all waxing, polishing, lamp replacement, cleaning and maintenance work of or in the demised premises, and Tenant's furniture, fixtures and equipment, provided that the quality thereof and the charges therefor are reasonably comparable to that of other contractors or individuals. Tenant shall not employ any other such contractor or individual without Landlord's prior written consent, but nothing herein contained shall prohibit Tenant from performing such work for itself by use of its own regular employees.

                                  JURY WAIVER.

         25. Lessor and Lessee hereby waive trial by jury in any action, proceeding or counterclaim involving any matter whatsoever arising out of or in any way connected with this lease, the relationship of landlord and tenant, Lessee's use or occupancy of the premises (except for personal injury or property damage) or involving the right to any statutory relief or remedy. Lessee will not interpose any counterclaim of any nature in any summary proceeding.

                                   NO WAIVER.

         26. No act or omission of Lessor or its agents shall constitute an actual or constructive eviction, unless Lessor shall have first received written notice of Lessee's claim and shall have had a reasonable opportunity to meet such claim. In the event that any payment herein provided for by Lessee to Lessor shall become overdue for a period in excess of ten (10) days, then at Lessor's option a "late charge" for such period and for each additional period of twenty (20) days or any part thereof shall become immediately due and owing to Lessor, as additional rent by reason of the failure of Lessee to make prompt payment, at the following rates: for individual and partnership lessees, said late charge shall be computed at the maximum legal rate of interest; for corporate or governmental entity lessees the late charge shall be computed at two percent per month unless there is an applicable maximum legal rate of interest which then shall be used. No act or omission of Lessor or its agents shall constitute an acceptance of a surrender of the premises, except a writing signed by Lessor. The delivery of keys to Lessor or its agents shall not constitute a termination of this lease or a surrender of the premises. Acceptance by Lessor of less than the rent herein provided shall at Lessor's option be deemed on account of earliest rent remaining unpaid. No endorsement on any check, or letter accompanying rent, shall be deemed an accord and satisfaction, and such check may be cashed without prejudice to Lessor. No waiver of any provision of this lease shall be effective, unless such waiver be in writing signed by Lessor. This lease contains the entire agreement between the parties, and no modification thereof shall be binding unless in writing and signed by the parties concerned. Lessee shall comply with the rules and regulations printed in this lease, and any reasonable modifications thereof or additions thereto. Lessor shall not be liable to Lessee for the violation of such rules and regulations by any other tenant. Failure of Lessor to enforce any provision of this lease, or any rule or regulation, shall not be construed as the waiver of any subsequent violation of a provision of this lease, or any rule or regulation. This lease shall not be affected by nor shall Lessor in any way be liable for the closing, darkening or bricking up of windows in the premises, for any reason, including as the result of construction on any property of which the premises are not a part or by Lessors's own acts.

                          OCCUPANCY AND USE BY LESSEE.

         27(A). Lessee acknowledges that its continued occupancy of the demised premises, and the regular conduct of its business therein, are of utmost importance to the Lessor in the renewal of other leases in the building, in the renting of vacant space in the building, in the providing of electricity, air conditioning, steam and other services to the tenants in the building, and in the maintenance of the character and quality of the tenants in the building. Lessee therefore covenants and agrees that it will occupy the entire demised premises, and will conduct its business therein in the regular and usual manner, throughout the term of this lease. Lessee acknowledges that Lessor is executing this lease in reliance upon these covenants, and that these covenants are a material element of consideration inducing the Lessor to execute this lease. Lessee further agrees that if it vacates the demised premises or fails to so conduct its business therein, at any time during the term of this lease, without the prior written consent of the Lessor, then all rent and additional rent reserved in this lease from the date of such breach to the expiration date of this lease shall become immediately due and payable to Lessor.

         (B). The parties recognize and agree that the damage to Lessor resulting from any breach of the covenants in subdivision (A) hereof will be extremely substantial, will be far greater than the rent payable for the balance of the term of this lease, and will be impossible of accurate measurement. The parties therefore agree that in the event of a breach or threatened breach of the said covenants, in addition to all of Lessor's other rights and remedies, at law or in equity or otherwise, Lessor shall have the right of injunction to preserve Lessee's occupancy and use. The words "become vacant or deserted" as used elsewhere in this lease shall include Lessee's failure to occupy or use as by this Article required.

         (C). If Lessee breaches either of the covenants in subdivision (A) above, and this lease be terminated because of such default, then, in addition to Lessor's rights of re-entry, restoration, preparation for and rerental, and anything elsewhere in this lease to the contrary notwithstanding, Lessor shall retain its right to judgment on and collection of Lessee's aforesaid obligation to make a single payment to Lessor of a sum equal to the total of all rent and additional rent reserved for the remainder of the original term of this lease, subject to future credit or repayment to Lessee in the event of any

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rerenting of the premises by Lessor, after first deducting from rerental income all expenses incurred by Lessor in reducing to judgment or otherwise collecting Lessee's aforesaid obligation, and in obtaining possession of, restoring, preparing for and re-letting the premises. In no event shall Lessee be entitled to a credit or repayment for rerental income which exceeds the sums payable by Lessee hereunder or which covers a period after the original term of this lease.

                                    NOTICES.

         28. Any bill, notice or demand from Lessor to Lessee, may be delivered personally at the premises or sent by registered or certified mail. Such bill, notice or demand shall be deemed to have been given at the time of delivery or mailing. Any notice from Lessee to Lessor must be sent by registered or certified mail to the last address designated in writing by Lessor.

                                     WATER.

         29. Lessee shall pay the amount of Lessor's cost for all water used by Lessee for any purpose other than ordinary lavatory uses, and any sewer rent or tax based thereon. Lessor may install a water meter to measure Lessee's water consumption for all purposes and Lessee agrees to pay for the installation and maintenance thereof and for water consumed as shown on said meter. If water is made available to Lessee in the building or the demised premises through a meter which also supplies other premises, or without a meter, then Lessee shall pay to lessor a reasonable charge per month for water.

                                SPRINKLER SYSTEM.

         30. If there shall be a "sprinkler system" in the demised premises for any period during this lease, Lessee shall pay a reasonable charge per month, for sprinkler supervisory service. If such sprinkler system is damaged by any act or omission of Lessee or its agents, employees, licensees or visitors, Lessee shall restore the system to good working condition at its own expense. If the New York Board of Fire Underwriters, the New York Fire Insurance Exchange, the Insurance Services Office, or any governmental authority requires the installation of, or any alteration to a sprinkler system by reason of Lessee's occupancy or use of the premises, including any alteration necessary to obtain the full allowance for a sprinkler system in the fire insurance rate of Lessor, or for any other reason, Lessee shall make such installation or alteration promptly, and at its own expense.

                              HEAT, ELEVATOR, ETC.

         31. Lessor shall provide elevator service during all usual business hours including Saturdays until 1 P.M., except on Sundays, State holidays, Federal holidays, or Building Service Employees Union Contract holidays. Lessor shall furnish heat to the premises during the same hours on the same days in the cold season in each year. Lessor shall cause the premises to be kept clean in accordance with Lessor's customary standards for the building, provided they are kept in order by Lessee. Lessor, its cleaning contractor and their employees shall have after-hours access to the demised premises and the use of Lessee's light, power and water in the demised premises as may be reasonably required for the purpose of cleaning the demised premises. Lessor may remove Lessee's extraordinary refuse from the building and Lessee shall pay the cost thereof. If the elevators in the building are manually operated, Lessor may convert to automatic elevators at any time, without in any way affecting Lessee's obligations hereunder.

                                SECURITY DEPOSIT.

         32. Lessee has deposited with Lessor the sum of $10,524.00 as security for the performance by Lessee of the terms of this lease. Lessor may use any part of the security to satisfy any default of Lessee and any expenses arising from such default, including but not limited to any damages or rent deficiency before or after re-entry by Lessor. Lessee shall, upon demand, deposit with Lessor the full amount so used, in order that Lessor shall have the full security deposit on hand at all times during the term of this lease. If Lessee shall comply fully with the terms of this lease, the security shall be returned to Lessee after the date fixed as the end of the lease. In the event of a sale or lease of the building containing the premises, Lessor may transfer the security to the purchaser or lessee, and Lessor shall thereupon be released from all liability for the return of the security. This provision shall apply to every transfer or assignment of the security to a new Lessor. Lessee shall have no legal power to assign or encumber the security herein described.

                                 TAX ESCALATION.

         33. Lessee shall pay to Lessor, as additional rent, tax escalation in accordance with this Article:

         (a) For purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 1754 square feet.

         (b) Definitions: For the purpose of this Article, the following definitions shall apply:

                  (i) The term "base tax year" as hereinafter set forth for the determination of real estate tax escalation, shall mean the New York City real estate tax year commencing July 1, 1996 and ending June 30, 1997.

                  (ii) The term "The Percentage", for purposes of computing tax escalation, shall mean 0.0780 percent (0.0780%). The Percentage has been computed on the basis of a fraction, the numerator of which is the rentable square foot area of the demised premises and the denominator of which is the total rentable square foot area of the office and commercial space in the building project. The parties acknowledge and agree that the total rentable square foot area of the office and commercial space in the building project shall be deemed to be 2,248,370 sq. ft.

                  (iii) The term "the building project" shall mean the aggregate combined parcel of land on a portion of which are the improvements of which the demised premises form a part, with all the improvements thereon, said improvements being a part of the block and lot for tax purposes which are applicable to the aforesaid land.

                  (iv) The term "comparative year" shall mean the twelve (12) months following the base tax year, and each subsequent period of twelve (12) months (or such other period of twelve (12) months occurring during the term of this lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes by the City of New York).

                  (v) The term "real estate taxes" shall mean the total of all taxes and special or other assessments levied, assessed or imposed at any time by any governmental authority upon or against the building project, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said building project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said building project. If, due to a future change in the method of taxation or in the taxing authority, or for any other

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          reason, a franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Lessor in substitution in whole or in part for the real estate taxes, or in lieu of additions to or increases of said real estate taxes, then such franchise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof. As to special assessments which are payable over a period of time extending beyond the term of this lease, only a pro rata portion thereof, covering the portion of the term of this lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes". If, by law, any assessment may be paid in installments, then, for the purposes hereof (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in real estate taxes, for each comparative year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative year, together with interest payable during such comparative year.

                  (vi) Where more than one assessment is imposed by the City of New York for any tax year, whether denominated an "actual assessment" or a "transitional assessment" or otherwise, then the phrases "assessed value" and "assessments" shall mean whichever of the actual, transitional or other assessment is designated by the City of New York as the taxable assessment for that tax year.

                  (vii) The phrase "real estate taxes payable during the base tax year" shall mean that amount obtained by multiplying the assessed value of the land and buildings of the building project for the base tax year by the tax rate for the base tax year for each $100 of such assessed value.

         (c)1. In the event that the real estate taxes payable for any comparative year shall exceed the amount of the real estate taxes payable during the base tax year, Lessee shall pay to Lessor, as additional rent for such comparative year, an amount equal to The Percentage of the excess. Before or after the start of each comparative year, Lessor shall furnish to Lessee a statement of the real estate taxes payable during the base tax year. If the real estate taxes payable for such comparative year exceed the real estate taxes payable during the base tax year, additional rent for such comparative year, in an amount equal to The Percentage of the excess, shall be due from Lessee to Lessor, and such additional rent shall be payable by Lessee to Lessor within ten
(10) days after receipt of the aforesaid statement. The benefit of any discount for any early payment or prepayment of real estate taxes shall accrue solely to the benefit of Lessor, and such discount shall not be subtracted from the real estate taxes payable for any comparative year. Additionally, Lessee shall pay to Lessor, on demand, a sum equal to The Percentage of any business improvement district assessment payable by the building project.

         2. Should the real estate taxes payable during the base tax year be reduced by final determination of legal proceedings, settlement or otherwise, then, the real estate taxes payable during the base tax year shall be correspondingly revised, the additional rent theretofore paid or payable hereunder for all comparative years shall be recomputed on the basis of such reduction, and Lessee shall pay to Lessor as additional rent, within ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputations. Should the real estate taxes payable during the base tax year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made.

         3. If, after Lessee shall have made a payment of additional rent under this subdivision (c), Lessor shall receive a refund of any portion of the real estate taxes payable for any comparative year after the base tax year on which such payment of additional rent shall have been based, as a result of a reduction of such real estate taxes by final determination of legal proceedings, settlement or otherwise, Lessor shall within ten (10) days after receiving the refund pay to Lessee The Percentage of the refund less The Percentage of expenses (including attorneys' and appraisers' fees) incurred by Lessor in connection with any such application or proceeding. If, prior to the payment of taxes for any comparative year, Lessor shall have obtained a reduction of that comparative year's assessed valuation of the building project, and therefore of said taxes, then the term "real estate taxes" for the comparative year shall be deemed to include the amount of Lessor's expenses in obtaining such reduction in assessed valuation, including attorneys' and appraisers' fees.

         4. The statements of the real estate taxes to be furnished by Lessor as provided above shall be certified by Lessor and shall constitute a final determination as between Lessor and Lessee of the real estate taxes for the periods represented thereby, unless Lessee within thirty (30) days after they are furnished shall give a written notice to Lessor that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement Is inaccurate or inappropriate. If Lessee shall so dispute said statement then, pending the resolution of such dispute, Lessee shall pay the additional rent to Lessor in accordance with the statement furnished by Lessor.

         5. In no event shall the fixed annual rent under this lease (exclusive of the additional rents under this Article) be reduced by virtue of this Article.

         6. If The commencement date of the term of this lease is not the first day of the first comparative year, then the additional rent due hereunder for such first comparative year shall be a proportionate share of said additional rent for the entire comparative year, said proportionate share to be based upon the length of time that the lease term will be in existence during such first comparative year. Upon the date of any expiration or termination of this lease (except termination because of Lessee's default) whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Lessee to Lessor, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this lease shall have been in existence during such comparative year. Lessor shall promptly cause statements of said additional rent for that comparative year to be prepared and furnished to Lessee. Lessor and Lessee shall thereupon make appropriate adjustments of amounts then owing.

         7. Lessor's and Lessee's obligations to make the adjustments referred to in subdivision (6) above shall survive any expiration or termination of this lease.

         8. Any delay or failure of Lessor in billing any tax escalation hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Lessee to pay such tax escalation hereunder.

                                  RENT CONTROL.

         34. In the event the fixed annual rent or additional rent or any part thereof provided to be paid by Lessee under the provisions of this lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, State, County or City law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules,

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code or regulations of any organization or entity formed pursuant to jaw, whether such organization or entity be public or private, then Lessor, at its option, may at any time thereafter terminate this lease, by not less than thirty
(30) days' written notice to Lessee, on a date set forth in said notice, in which event this lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the date originally fixed herein for the termination of the demised term. Lessor shall not have the right so to terminate this lease if Lessee within such period of thirty (30) days shall in writing lawfully agree that the rentals herein reserved are a reasonable rental and agree to continue to pay said rentals, and if such agreement by Lessee shall then be legally enforceable by Lessor.

                                    SUPPLIES.

         35. Only Lessor or any one or more persons, firms, or corporations authorized in writing by Lessor shall be permitted to furnish laundry, linens, towels, drinking water, water coolers, ice and other similar supplies and services to tenants and licensees in the building. Lessor may fix, in its own absolute discretion, from time to time, the hours during which and the regulations under which such supplies and services are to be furnished. Lessor expressly reserves the right to act as or to designate, from time to time, an exclusive supplier of all or any one or more of the said supplies and services; and Lessor furthermore expressly reserves the right to exclude from the building any person, firm or corporation attempting to furnish any of said supplies or services but not so designated by Lessor.

         Only Lessor or any one or more persons, firms or corporations authorized in writing by Lessor shall be permitted to sell, deliver or furnish any food or beverages whatsoever for consumption within the demised premises or elsewhere in the building. Lessor expressly reserves the right to act as or to designate from time to time an exclusive supplier or suppliers of such food and beverages. Lessor further expressly reserves the right to exclude from the building any person, firm or corporation attempting to deliver or purvey any such food or beverages, but not so designated by Lessor. It is understood, however, that Lessee or its regular office employees may personally bring food or beverages into the building for consumption within the demised premises by the said employees, but not for resale or for consumption by any other tenant. Lessor may fix in its absolute discretion from time to time the hours during which, and the regulations under which, food and beverages may be brought into the building by Lessee or its regular employees.

                                AIR CONDITIONING.

         36. Lessor agrees to install, at its own cost and expense, all equipment necessary to make available to Lessee the building chilled water and warm water circulating system (summer cooling and winter ventilation).

         Lessee agrees that necessary work for the installation of any such equipment or facilities and the repair and maintenance thereof may be performed by Lessor during regular working hours without diminution or abatement of rent and without liability on the part of Lessor by reason of inconvenience, annoyance or injury to business arising from the performance of said work.

         The entire installation and all equipment and facilities at any time forming a part thereof shall be and at all times remain the property of Lessor. Any change, alteration, addition or extension of any of said equipment or facilities shall be performed by Lessor at Lessee's expense. Lessee shall under no circumstances make any change, alteration, addition or extension of any of said equipment or facilities, without Lessor's prior written consent in each instance.

         Lessor agrees to operate and maintain said equipment and facilities, provided that all repairs, substitutions or replacements caused by reason of the carelessness, omission, neglect or improper conduct of Lessee, its servants, employees, agents, visitors or licensees shall be made by Lessor at the expense of Lessee. All electric current used in the operation of said equipment servicing the premises and Lessee's share of the electric current for the production of chilled water and its supply to the premises shall become the obligation of Lessee in accordance with the terms of Article 42 of this lease.

         Provided Lessee is not then in default of any of the terms, conditions and covenants of this lease, Lessor agrees to supply chilled water to the demised premises, on regular business days from 8:00 a.m. to 6:00 p.m., Mondays through Fridays, exclusive of holidays, during any period from May 1, to October 31, when, in Lessor's reasonable judgment, cooling is required, and further agrees to supply warm water to the demised premises in the non-cooling season, when reasonably necessary, so as to provide "winter ventilation" on regular business days from 9:00 a.m. to 6:00 p.m., Mondays through Fridays, exclusive of holidays. It is understood that Lessor shall not be liable for any damage or loss of any kind whatsoever to Lessee resulting from the inability of Lessor to supply the chilled water and warm water by reason of forces beyond its normal control, nor shall there be any abatement or reduction in the rent or additional rent payable by Lessee by reason of such inability of Lessor to supply the chilled water and warm water.

                                    SHORING.

         37. Lessee shall permit any person authorized to make an excavation on land adjacent to the building containing the premises to do any work within the premises necessary to preserve the wall of the building from injury or damage, and Lessee shall have no claim against Lessor for damages or abatement or rent by reason thereof.

                           EFFECT OF CONVEYANCE, ETC.

         38. If the building containing the premises shall be sold, transferred or leased, or the lease thereof transferred or sold, Lessor shall be relieved of all future obligations and liabilities hereunder and the purchaser, transferee or lessee of the building shall be deemed to have assumed and agreed to perform all such obligations and liabilities of Lessor hereunder. In the event of such sale, transfer or lease, Lessor shall also be relieved of all existing obligations an liabilities hereunder, provided that the purchaser, transferee or lessee of the building assumes in writing such obligations and liabilities.

                       RIGHTS OF SUCCESSORS AND ASSIGNS.

         39. This lease shall bind and inure to the benefit of the heirs, executors, administrators, successors, and, except as otherwise provided herein, the assigns of the parties hereto. If any provision of any Article of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of that Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of said Article and of this lease shall be valid and be enforced to the fullest extent permitted by law.

                                    CAPTIONS.

         40. The captions herein are inserted only for convenience, and are in no way to be construed as a part of this lease or as a limitation of the scope of any provision of this lease.

                                LEASE SUBMISSION.

         41. Lessor and Lessee agree that this lease is submitted to Lessee on the understanding that it shall not be considered an offer and shall not bind Lessor in any way

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unless and until (i) Lessee has duly executed and delivered duplicate originals thereof to Lessor and (ii) Lessor has executed and delivered one of said originals to Lessee.

                                  ELECTRICITY.

         42. Lessee agrees that Lessor may furnish electricity to Lessee on a "submetering" basis or on a "rent inclusion" basis.

         (A). Submetering: If and so long as Lessor provides electricity to the demised premises on a submetering basis, Lessee covenants and agrees to purchase the same from Lessor or Lessor's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Lessor but not more than those specified in the service classification in effect on January 1, 1970 pursuant to which Lessor then purchased electric current from the public utility corporation serving the part of the city where the building is located: provided, however, said charges shall be increased in the same percentage as any percentage increase in the billing to Lessor for electricity for the entire building, by reason of increase in Lessor's electric rates or service classifications, subsequent to January 1, 1970, and so as to reflect any increase in Lessor's electric charges, fuel adjustment, or by taxes or charges of any kind imposed on Lessor's electricity purchases, or for any other such reason, subsequent to said date. Any such percentage increase in Lessor's billing for electricity due to changes in rates or service classifications shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service classification change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and/or service classification and to the service classification in effect on January 1, 1970. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months; and that same consumption, so projected, shall be applied to the service classification in effect on January 1, 1970. Where more than one meter measures the service of Lessee in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Lessor may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within five (5) days after the same are rendered, Lessor may, without further notice, discontinue the service of electric current to the demised premises without releasing Lessee from any liability under this lease and without Lessor or Lessor's agent incurring any liability for any damage or loss sustained by Lessee by. such discontinuance of service. If any tax is imposed upon Lessor's receipt from the sale or resale of electrical energy or gas or telephone service to Lessee by any Federal, State, or Municipal. Authority, Lessee covenants and agrees that where permitted by law, Lessee's pro-rata share of such taxes shall be passed on to, and included in the bill of, and paid by, Lessee to Lessor.

         (B). Rent Inclusion: If and so long as Lessor provides electricity to the demised premises on a rent inclusion basis, Lessee agrees that the fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined. Lessee acknowledges and agrees (i) that the fixed annual rent hereinabove set forth in this lease does not yet, but is to include an ERIF of $3.23 per rentable square foot to compensate Lessor for electrical wiring and other installations necessary for, and for its obtaining and making available to Lessee the redistribution of, electric current as an additional service; and (ii) that said ERIF, which shall be subject to periodic adjustments as hereinafter provided, has been partially based upon an estimate of the Lessee's connected electrical load, which shall be deemed to be the demand (KW), and hours of use thereof, which shall be deemed to be the energy
(KWH), for ordinary lighting and light office equipment and the operation of the usual small business machines, including Xerox or other copying machines (such lighting and equipment are hereinafter called "Ordinary Equipment") during ordinary business hours ("ordinary business hours" shall be deemed to mean 50 hours per week), with Lessor providing an average connected load of 41A watts of electricity for all purposes per rentable square foot. Any installation and use of equipment other than Ordinary Equipment and/or any connected load and/or any energy usage by Lessee in excess of the foregoing shall result in adjustment of the ERIF as hereinafter provided. For purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 1754 square feet.

         If the cost to Lessor of electricity shall have been, or shall be, increased or decreased subsequent to May 1, 1993 (whether such change occurs prior to or during the term of this lease), by change in Lessor's electric rates or service classifications, or by any increase, subsequent to the last such electric rate or service classification change, in fuel adjustments or charges of any kind, or by taxes, imposed on Lessor's electricity purchases, or for any other such reason, then the ERIF, which is a portion of the fixed annual rent, shall be changed in the same percentage as any such change in cost due to changes in electric rates or service classifications, and, also, Lessee's payment obligation, for electricity redistribution, shall change from time to time so as to reflect any such increase in fuel adjustments or charges, and taxes. Any such percentage change in Lessor's cost due to changes in electric rates or service classifications shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service classification change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and/or service classification and to the immediately prior existing rate and/or service classification. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons; and that same consumption, so projected, shall be applied to the rate and/or service classification which existed immediately prior to the change. The parties agree that a reputable, independent electrical consultant, selected by Lessor ("Lessor's electrical consultant"), shall determine the percentage change for the changes in the ERIF due to Lessor's changed costs, and that Lessor's electrical consultant may from time to time make surveys in the demised premises of the electrical equipment and fixtures and the use of current. (i) If any such survey shall reflect a connected load in the demised premises in excess of 41A watts of electricity for all purposes per rentable square foot and/or energy usage in excess of ordinary business hours (each such excess is hereinafter called "excess electricity") then the connected load and/or the hours of use portion(s) of then existing ERIF shall each be increased by an amount which is equal to a fraction of the then existing ERIF, the numerator of which is the excess electricity (i.e., excess connected load and/or excess usage) and the denominator of which is the connected load and/or the energy usage which was the basis for the computation of the then existing ERIF. Such fractions shall be determined by Lessor's electrical consultant. The fixed annual rent shall then be appropriately adjusted, effective as of the date of any such change in connected load and/or usage, as disclosed by said survey. (ii) If such survey shall disclose installation and use of other than Ordinary Equipment, then effective as of the date of said survey, there shall be added to the ERIF portion of the fixed annual rent (computed and fixed as hereinbefore described) an additional amount equal to what would be paid

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under the SC-4 Rate I Service Classification in effect on May 1, 1993 (and not the time-of-day rate schedule) for such load and usage of electricity, with the connected electrical load deemed to be the demand (KW) and the hours of use thereof deemed to be the energy (KWH), as hereinbefore provided, (which addition to the ERIF shall be increased or decreased by all electricity cost changes of Lessor, as hereinabove provided, from May 1, 1993 through the date of billing).

         In no event, whether because of surveys or for any other reason, is the originally specified $3.23 per rentable square foot ERIF portion of the fixed annual rent (plus any net increase thereof, but not decrease, by virtue of all electric rate or service classification changes subsequent to May 1, 1993) to be reduced.

         (C). General Conditions: The determinations by Lessor's electrical consultant shall be binding and conclusive on Lessor and on Lessee from and after the delivery of copies of such determinations to Lessor and Lessee, unless, within fifteen (15) days after delivery thereof, Lessee disputes such determination. If lessee so disputes the determination, it shall, at its own expense, obtain from a reputable, independent electrical consultant its own determinations in accordance with the provisions of this Article. Lessee's consultant and Lessor's consultant then shall seek to agree. If they cannot agree within thirty (30) days they shall choose a third reputable electrical consultant, whose cost shall be shared equally by the parties, to make similar determinations which shall be controlling. (If they cannot agree on such third consultant within ten (10) days, then either party may apply to the Supreme Court in the County of New York for such appointment). However, pending such controlling determinations, Lessee shall pay to Lessor the amount of additional rent or ERIF in accordance with the determinations of Lessor's electrical consultant. If the controlling determinations differ from Lessor's electrical consultant, then the parties shall promptly make adjustment for any deficiency owed by Lessee or overage paid by Lessee.

         At the option of Lessor, Lessee agrees to purchase from Lessor or its agents all lamps and bulbs used in the demised premises and to pay for the cost of installation thereof. Lessor shall not be liable to Lessee for any loss or damage or expense which Lessee may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Lessee's requirements. Lessee covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installation. Lessee agrees not to connect any additional electrical equipment to the building electric distribution system, other than lamps, typewriters and other small office machines which consume comparable amounts of electricity, without Lessor's prior written consent, which consent shall not be unreasonably withheld. Any riser or risers to supply Lessee's electrical requirements, upon written request of Lessee, will be installed by Lessor, at the sole cost and expense of Lessee, if, in Lessor's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Lessor will also at the sole cost and expense of Lessee, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. The parties acknowledge that they understand that it is anticipated that electric rates, charges, etc., may be changed by virtue of time-of-day rates or other methods of billing, and that the references in the foregoing two paragraphs to changes in methods of or rules on billing are intended to include any such changes. Supplementing Article 35 hereof, if all or part of the submetering additional rent or the ERIF payable in accordance with Subdivision (A) or (B) of this Article becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Lessor's option, in lieu of submetering additional rent or ERIF, and in consideration of Lessee's use of the building's electrical distribution system and receipt of redistributed electricity and payment by Lessor of consultants' fees and other redistribution costs, the fixed annual rental rate(s) to be paid under this Lease shall be increased by an "alternative charge" which shall be a sum equal to $3.23 per year per rentable sq. ft. of the demised premises, changed in the same percentage as any increases in the cost to Lessor for electricity for the entire building subsequent to May 1, 1993, because of electric rate or service classification changes, such percentage change to be computed as in Subdivision
(B) provided. The Lessor reserves the right, at any time upon thirty (30) days' written notice, to change its furnishing of electricity to Lessee from a rent inclusion basis to a submetering basis, or vice versa. The Lessor reserves the right to terminate the furnishing of electricity on a rent inclusion, submetering, or any other basis at any time, upon thirty (30) days' written notice to the Lessee, in which event the Lessee may make application directly to the public utility for the Lessee's entire separate supply of electric current and Lessor shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose, but only to the extent of Lessee's then authorized load. Any meters, risers or other equipment or connections necessary to furnish electricity on a submetering basis or to enable Lessee to obtain electric current directly from such utility shall be installed at Lessee's sole cost and expense. Only rigid conduit or electricity metal tubing
(EMT) will be allowed. The Lessor, upon the expiration of the aforesaid thirty
(30) days' written notice to the Lessee may discontinue furnishing the electric current but this lease shall otherwise remain in full force and effect. If Lessee was provided electricity on a rent inclusion basis when it was so discontinued, then commencing when Lessee receives such direct service and as long as Lessee shall continue to receive such service, the fixed annual rental rate payable under this lease shall be reduced by the amount of the ERIF which was payable immediately prior to such discontinuance of electricity on a rent inclusion basis.

================================================================================

Rider Attached to and Forming a Part of Lease dated March 1, 1996 between EMPIRE STATE BUILDING COMPANY, Landlord and LEADING EDGE PACKAGING, INC., Tenant.

43. Anything in Article 7 to the contrary notwithstanding, Landlord will not unreasonably withhold or delay approval of written requests of Tenant to make nonstructural interior alterations, decorations, additions and improvements (herein referred to as "alterations") in the demised premises, provided that such alterations do not affect utility services or plumbing and electrical lines or other systems of the building. All alterations shall be performed in accordance with the following conditions:

         (a) All alterations costing more than $2,500.00 shall be performed in accordance with plans and specifications first submitted to Landlord for its prior written approval. Landlord shall be given, in writing, a good description of all other alterations.

         (b) All alterations shall be done in a good and workmanlike manner. Tenant shall, prior to the commencement of any such alterations, at its sole cost and expense, obtain and exhibit to Landlord any governmental permit required in connection with such alterations.

         (c) All alterations shall be done in compliance with all other applicable provisions of this Lease and with all applicable laws, ordinances, directions, rules and regulations of governmental authorities having jurisdiction, including, without limitation, the Americans with Disabilities Act of 1990 and New York City Local Law No. 58/87 and similar present or future laws, and regulations issued pursuant thereto, and also New York City Local Law No.76 and similar present or future laws, and regulations issued pursuant thereto, on abatement, storage, transportation and disposal of asbestos, which work, if required, shall be effected at Tenant's sole cost and expense, by contractors and consultants approved by Landlord and in strict compliance with the aforesaid rules and regulations and with Landlord's rules and regulations thereon.

         (d) All work shall be performed with union labor having the proper jurisdictional qualifications.

         (e) Tenant shall keep the building and the demised premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the demised premises.

         (f) Prior to the commencement of any work by or for Tenant, Tenant shall furnish to Landlord certificates evidencing the existence of the following insurance:

                  (i) Workmen's compensation insurance covering all persons employed for such work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the demised premises.

                  (ii) Broad form general liability insurance written on an occurrence basis naming Tenant as an insured and naming Landlord and its designees as additional insureds, with limits of not less than $3,000,000 combined single limit for personal injury in any one occurrence, and with limits of not less then $500,000 for property damage (the foregoing limits may be revised from time to time by Landlord to such higher limits as Landlord from time to time reasonably requires). Tenant, at its sole cost and expense, shall cause all such insurance to be maintained at all times when the work to be performed for or by Tenant is in progress. All such insurance shall be obtained from a company authorized to do business in New York and shall provide that it cannot be canceled without thirty (30) days prior written notice to Landlord. All policies, or certificates therefor, issued by the insurer and bearing notations evidencing the payment of premiums, shall be delivered to Landlord. Blanket coverage shall be acceptable, provided that coverage meeting the requirements of this paragraph is assigned to Tenant's location at the demised premises.

         (g) All work to be performed by or for Tenant shall be done in a manner which will not unreasonably interfere with or disturb other tenants and occupants of the building.

         (h) Any alterations or other work and installations in and for the demised premises, which shall be consented to by Landlord as provided herein, including without limitation, Tenant's initial alteration work and any further changes in or additions to the demised premises after said initial work has been completed, shall be effected on Tenant's behalf by Landlord, its agents or contractors, and shall be paid for by Tenant promptly when billed, at cost plus ten (10%) percent thereof for supervision and overhead, plus ten (10%) for general conditions, as additional rent hereunder.

44. If and so long as Tenant is not in default under this Lease beyond any grace period, Tenant shall be entitled to a rent credit in the amount of $3,508.00 to be applied against the July, 1996 monthly installment of fixed annual rent (without electricity), a rent credit in the amount of $3,508.00 to be applied against the August, 1996 monthly installment of fixed annual rent (without electricity), a rent credit in the amount of $3,508.00 to be applied against the September, 1996 monthly installment of fixed annual rent (without electricity), a rent credit in the amount of $3,508.00 to be applied against the October, 1996 monthly installment of fixed annual rent (without electricity), a rent credit in the amount of $3,508.00 to be applied against the November, 1996 monthly installment of fixed annual rent (without electricity), accruing under this Lease, so that Tenant shall occupy the demised premises free of such fixed annual rent for that period; except that Tenant shall nevertheless be obligated, from and after the commencement date of the term, to pay additional rents hereunder and to make payment of the ERIF portion of the fixed annual rent due under Article 42 hereof, (anything in said Article 42 to the contrary notwithstanding).

         Anything contained hereinabove to the contrary notwithstanding, if Tenant at any time during the term of this Lease, breaches any material covenant, condition or provision of this Lease and fails to cure such breach within any applicable grace period, and provided that this Lease is terminated by Landlord because of such material default then, in addition to all other damages and remedies herein provided and to which Landlord may be entitled, Landlord shall also be entitled to the repayment in full of any rent credit theretofore enjoyed by Tenant, which repayment Tenant shall make upon demand therefor.

45. If Lessor shall consummate a Lease with Lessee in the Building known as Empire State Building for vacant space at least fifty percent (50%) larger than the premises demised hereunder, Lessee shall have the right to cancel this Lease but such cancellation shall be effective only upon strict compliance with the following terms and conditions:

         (a) Lessee shall notify Lessor within five (5) days after consummating such Lease of its intention to cancel this Lease which notice shall be sent to Lessor by Registered or Certified Mail addressed do Helmsley-Spear, Inc., 350 Fifth Avenue, New York, New York, 10118, or at such other place hereafter designated in writing by Lessor. The cancellation date shall be either: (i) within ninety (90) days of the effective date of the new Lease for larger space; or (ii) any April 30 or October 31 during the remaining period of the term of this Lease;

         (b) Lessee shall not be in default under any of the terms, conditions and covenants of this lease upon the date of such notice and on the cancellation date specified therein;

         (c) Lessee shall vacate the premises demised hereunder and surrender possession thereof to Lessor on or prior to the cancellation of this Lease.

46. Supplementing Articles 3 and 27 hereof, Landlord and Tenant agree that:

         A. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor underlet, or suffer or permit the demised premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance. The merger or consolidation of a corporate lessee or sublessee where the net worth of the resulting or surviving corporation is less than the net worth of the lessee or sublessee immediately prior to such merger or consolidation shall be deemed an assignment of this lease or of such sublease. If this Lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease. If any lien is filed against the demised premises or the building of which the same form a part for brokerage services claimed to have been performed for Tenant, whether or not actually performed, the same shall be discharged by Tenant within ten (10) days thereafter, at Tenant's expense, by filing the bond required by law or otherwise and paying any other necessary sums, and Tenant agrees to indemnify Landlord and its agents and hold them harmless from and against any and all claims, losses or liability resulting from such lien for brokerage service rendered.

         B. If Tenant desires to assign this Lease or to sublet all or any portion of the demised premises, it shall first submit in writing to Landlord the documents described in Section C hereof, and shall offer in writing, (i) with respect to a prospective assignment, to assign this Lease to Landlord without any payment of moneys or other consideration therefor, or, (ii) with respect to a prospective subletting, to sublet to Landlord the portion of the demised premises involved ("Leaseback Area") for the term specified by Tenant in its proposed sublease or, at Landlord's option for the balance of the term of the Lease less one (1) day, and at the lower of (a) Tenant's proposed subrental or (b) at the same rate of fixed rent and additional rent, and otherwise on the same terms, covenants and conditions (including provisions relating to escalation rents), as are contained herein and as are allocable and applicable to the portion of the demised premises to be covered by such subletting. The offer shall specify the date when the Leaseback Area will be made available to Landlord, which date shall be in no event earlier than ninety (90) days nor later than one hundred eighty (180) days following the acceptance of the offer. If an offer of sublease is made, and if the proposed sublease will result in all or substantially all of the demised premises being sublet, then Landlord shall have the option to extend the term of its proposed sublease for the balance of the term of this Lease less one (1) day.

         Landlord shall have a period of ninety (90) days from the receipt of such offer to either accept or reject the same. If Landlord shall accept such offer (i) Tenant shall then execute and deliver to Landlord, or to anyone designated or named by Landlord, an assignment or sublease, as the case may be, in either case in a form reasonably satisfactory to Landlord's counsel; and (ii) if the proposed transaction is a sublease and Landlord accepts such offer, Tenant, on demand, shall pay to Landlord or its managing agent (as Landlord shall elect) an amount equal to the brokerage commissions which would have been incurred by Tenant but for Landlord's accepting such offer.

         If a sublease is so made it shall expressly:

                  (a) permit Landlord to make further subleases of all or any part of the Leaseback Area and (at no cost or expense to Tenant) to make and authorize any and all changes, alterations, installations and improvements in such space as necessary;

                  (b) provide that Tenant will at all times permit reasonably appropriate means of ingress and egress from the Leaseback Area;

                  (c) negate any intention that the estate created under such sublease be merged with any other estate held by either of the parties;

                  (d) provide that Landlord shall accept the Lease back Area "as is" except that Landlord, at Tenant's expense, shall perform all such work and make all such alterations as may be required physically to separate the Leaseback Area from the remainder of the demised premises and to permit lawful occupancy, it being intended that Tenant shall have no other cost or expense in connection with the subletting of the Leaseback Area;

                  (e) provide that at the expiration of the term of such sublease Tenant will accept the Leaseback Area in its then existing condition, subject to the obligations of Landlord to make such repairs thereto as may be necessary to preserve the Leaseback Area in good order and condition, ordinary wear and tear excepted.

         Landlord shall indemnify and save Tenant harmless from all obligations under this Lease as to the Leaseback Area during the period of time it is so sublet, except for fixed annual rent and additional rent, if any, due under that within Lease, which are in excess of the rents and additional sums due under such sublease.

         Subject to the foregoing, performance by Landlord, or its designee, under a sublease of the Leaseback Area shall be deemed performance by Tenant of any similar obligation under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the Tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease.

         C. If Tenant requests Landlord's consent to a specific assignment or subletting, it shall submit in writing to Landlord (i) the name and address of the proposed assignee or sublessee, (ii) a duly executed counterpart of the proposed agreement of assignment or sublease, (iii) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or sublessee, and as to the nature of its proposed use of the space, and (iv) banking, financial or other credit information relating to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or sublessee.

         D. If Landlord shall not have accepted Tenant's offer, as provided in Section B, then Landlord will not unreasonably withhold or delay its consent to Tenant's request for consent to such specific assignment or subletting, where Tenant will not move the conduct of its business to another building in New York City. Any consent of Landlord under this article shall be subject to the terms of this article and conditioned upon there being no default by Tenant, beyond any grace period, under any of the terms, covenants and conditions of this Lease at the time that Landlord's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any proposed sublease or the effective date of any proposed assignment.

         E. Tenant understands and agrees that no assignment or subletting shall be effective unless and until Tenant, upon receiving any necessary Landlord's written consent (and unless it was theretofore delivered to Landlord) causes a duly executed copy of the sublease or assignment to be delivered to Landlord within ten (10) days after execution thereof. Any such sublease shall provide that the sublessee shall comply with all applicable terms and conditions of this Lease to be performed by the Tenant hereunder. Any such assignment of lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease to be performed by the Tenant.

         F. Anything herein contained to the contrary notwithstanding:

                  1. Tenant shall not advertise (but may list with brokers) its space for assignment or subletting at a rental rate lower than the greater of the then building rental rate for such space or the rental rate then being paid by Tenant to Landlord.

                  2. The transfer of a majority of the issued and outstanding capital stock of, or a controlling interest in, any corporate tenant or subtenant of this Lease or a majority of the total interest in any partnership tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease or of such sublease. The transfer of outstanding capital stock of any corporate tenant, for purposes of the Article, shall not include sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended, and which sale is effected through "over-the-counter market" or through any recognized stock exchange.

                  3. No assignment or subletting shall be made:

                           (a) to any person or entity which shall at that time be a tenant, subtenant or other occupant of any part of the building of which the demised premises form a part, or who dealt with Landlord or Landlord's agent (directly or through a broker) with respect to space in the building during the six (6) months immediately preceding Tenant's request for Landlord's consent;

                           (b) By the legal representatives of the Tenant or by any person to whom Tenant's interest under this Lease passes by operation of law, except in compliance with the provisions of this Article;

                           (c) To any person or entity for the conduct of a business which is not in keeping with the standards and the general character of the building of which the demised premises form a part.

         G. Anything hereinabove contained to the contrary notwithstanding, the offer back to Landlord provisions of Section B hereof shall not apply to, and Landlord will not unreasonably withhold or delay its consent to an assignment of this Lease, or sublease of all or part of the demised premises, to the parent of Tenant or to a wholly-owned subsidiary of Tenant or of said parent of Tenant, provided the net worth of the transferor or sublessor, after such transaction, is equal to or greater than its net worth immediately prior to such transaction, and provided also that any such transaction complies with the other provisions of this Article.

         H. Anything hereinabove contained to the contrary notwithstanding, the offer back to Landlord provisions of Section B hereof shall not apply to, and Landlord will not unreasonably withhold or delay its consent to an assignment of this Lease, or sublease of all or part of the demised premises, to any corporation (i) to which substantially all the assets of Tenant are transferred or (ii) into which Tenant may be merged or consolidated, provided that the net worth, experience and reputation of such transferee or of the resulting or surviving corporation, as the case may be, is equal to or greater than the net worth experience and reputation of Tenant and of any guarantor of this Lease immediately prior to such transfer and provided, also, that any such transaction complies with the other provisions of this Article.

         No consent from Landlord shall be necessary under Subdivisions G or H hereof where (i) reasonably satisfactory proof is delivered to Landlord that the net worth and other provisions of G or H, as the case may be, and the other provisions of this Article, have been satisfied and (ii) Tenant, in a writing reasonably satisfactory to Landlord's attorney, agrees to remain primarily liable jointly and severally with any transferee or assignee, for the obligations of Tenant under this Lease.

         I. If Landlord shall not have accepted any required Tenant's offer and/or Tenant effects any assignment or subletting, then Tenant thereafter shall pay to Landlord a sum equal to (a) any rent or other consideration paid to Tenant by any subtenant which (after deducting the costs of Tenant, if any, in effecting the subletting, including reasonable alteration costs, commissions and legal fees) is in excess of the rent allocable to the subleased space which is then being paid by Tenant to Landlord pursuant to the terms hereof, and (b) any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from any such subletting or assignment. All sums payable hereunder by Tenant shall be payable to Landlord as additional rent upon receipt thereof by Tenant.

         J. In no event shall Tenant be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to a proposed assignment or subletting as provided for in this Article. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

47. Lessee will be entitled to four (4) listings on the building lobby directory board, without charge. Any additional directory listing (if space is available), or any change in a prior listing, with the exception of a deletion, will be subject to a fifteen dollar ($15.00) service charge, payable as additional rent.

                                  "EXHIBIT A"

NOTES:

1. - DEMOLISH AND REMOVE (2) BLOCK WALLS - PLASTER PATCH AS REQUIRED, PREPARE SURFACE FOR PAINT.

2. -  REMOVE (1) EXISTING DOOR AND BUCK.

3. - FURNISH AND INSTALL NEW SHEETROCK WALLS AS SHOWN ON PLAN - PLASTER PATCH AS REQUIRED. PREPARE SURFACE FOR PAINT.

4. - FURNISH AND INSTALL (2) NEW BUILDING STANDARD OUTLETS: LOCATIONS TO BE DETERMINED.

5. -  PATCH CARPET AS REQUIRED IN AREA OF WORK.

6. -  PATCH CEILING AS REQUIRED TO CONFORM WITH NEW LAYOUT.

7. -  RECIRCUIT LIGHTING AS REQUIRED TO CONFORM WITH NEW LAYOUT.

8. -  NEW WALLS TO BE PAINTED TO MATCH EXISTING.

9. -  RESKIMMED WALL TO BE PAINTED TO MATCH EXISTING.


                            [FLOOR PLAN IN ORIGINAL]

               SEE RIDER(S) ANNEXED HERETO AND MADE A PART HEREOF

IN WITNESS WHEREOF, the said Lessor, and the Lessee have duly executed these presents as of the day and year first above written.


                                   EMPIRE STATE BUILDING COMPANY
                                   BY: HELMSLEY-SPEAR, INC., Agent L.E.P., INC.


                                   By: /s/ Stephen A. Tole
Attest:                                ---------------------------------- (L.S.)
                                           Stephen A. Tole
_____________________________               Vice President         Lessor


Attest:                            By: /s/ Lip-Boon Saw
                                       ---------------------------------- (L.S.)
_____________________________                                      Lessee
                                   By: President, CEO
                                       ---------------------------------- (L.S.)
                                           Print Name & Title      Lessee
LESSOR

STATE OF NEW YORK ) ss.:
County of New York ) ss.:

     On the       day of           , in the year 19  , before me personally came
                        to me known, who being by me duly sworn, did depose and
say that he resides at                     ; that he is the
                         of Helmsley-Spear, Inc., agent for EMPIRE STATE
BUILDING COMPANY as Lessor and executed the above instrument as agent for Lessor, and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                     ___________________________
                                                     Notary Public

FIRM OR PARTNERSHIP LESSEE

STATE OF NEW YORK ) ss.:
County of New York ) ss.:

     On the       day of           , in the year 19  , before me personally came
                        to me known, and known to me to be one of the members of the firm or parntership described in the foregoing instrument and the person who on behalf of said firm or partnership executed the foregoing instrument, and he thereupon acknowledged to me that he executed the same as and for the act and deed of said firm or partnership.

                                                     ___________________________
                                                     Notary Public

CORPORATE LESSEE

STATE OF NEW YORK ) ss.:
Count of New York ) ss.:

     On the       day of           , in the year 19  , before me personally came
                        to me known, who, being by me duly sworn, did depose and
say that he resides at                     ; that he is the
                         of                             , the corporation
described in and which executed the above instrument as Lessee, and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                     ___________________________
                                                     Notary Public


INDIVIDUAL LESSEE

STATE OF NEW YORK ) ss.:
County of New York ) ss.:

     On the       day of           , in the year 19  , before me personally came
                        to me known, and known to me to be the individual described in and who executed the above instrument as Lessee, and acknowledged to me that he executed the same.

                                                     ___________________________
                                                     Notary Public


                                    GUARANTY

         For Value Received and in consideration of the letting of the premises within mentioned to the within named Lessee, the undersigned do hereby covenant and agree, to and with the Lessor and the Lessor's legal representatives, that if default shall at any time be made by the said Lessee in the payment of the rent and the performance of the covenants contained in the within lease, on the Lessee's part to be paid and performed that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Lessor, and also pay all damages that may arise in consequence of the non-performance of said covenants, or either of them, without requiring notice of any such default from the Lessor. The undersigned hereby waives all right to trial by jury in any action or proceeding hereinafter instituted by Lessor, to which the undersigned may be a party.

         IN WITNESS WHEREOF         , the undersigned has set          hand and
seal this        day of        , 19

WITNESS:

----------------------------------        --------------------------------(L.S.)

----------------------------------        --------------------------------(L.S.)

STATE OF NEW YORK )ss.:
Count of New York ) ss.:

On this         day of           , in the year 19  , before me personally came
                        to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                                     ___________________________
                                                     Notary Public

================================================================================
LEASE NO. D-2-418


                                 EMPIRE STATE
                               BUILDING COMPANY

                                      TO

                        LEADING EDGE PACKAGING., INC.

================================================================================
                                    LEASE
================================================================================

Date        April 3, 1996

Space       Rooms 3921-3922

From        July 1, 1996

To          June 30, 2001

Annual Rent $42,096.00

================================================================================

                             HELMSLEY-SPEAR, INC.

                          Real Estate and Insurance
                            EMPIRE STATE BUILDING
                             NEW YORK, N.Y. 10118
                        Phone (Area Code 212) 736-3100

================================================================================

RULES AND REGULATIONS MADE A PART OF THIS LEASE

     1. The sidewalks, entrances, passages, courts, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the demised premises and if said premises are situated on the ground floor of the building the tenant thereof shall further at the tenant's expense keep the sidewalks and curb directly in front of said premises clean and free from snow and ice, dirt and rubbish.

     2. No awnings or other projections or any article or thing whatsoever shall be attached or placed upon the outside walls of the building.

     3. No sign, advertisement, notice or other lettering shall be inscribed, painted or affixed by any tenant on any part of the outside of the building or on any window or on any curtain, shade or on any other thing or device visible through any window from the outside of the building, or without the prior consent in writing of Lessor, on any part of the inside of the demised premises. Interior signs or lettering on doors shall be inscribed, painted or affixed for each tenant by Lessor or by an approved contractor at the expense of such tenant and shall be of a size, color and style acceptable to Lessor.

     4. The sashes, sash doors, windows, skylights and doors that reflect or admit light into the halls or other places of the building shall not be covered or obstructed, nor shall anything be placed upon or hung from the window sills. The water and wash closets and other plumbing fixtures shall not be used for any other purpose than the purposes for which they were respectively designed, and no sweepings, rubbish, rags or other substances shall be thrown therein. The expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the tenant or tenants, who, or whose agents, employees, visitors or licensees shall have caused the same. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises, and no cooking shall be done on the premises.

     5. No tenant shall sell, or permit the sale, at retail, of newspapers, magazines, periodicals or theatre tickets in or from its premises; nor shall the premises be used for a public stenographer or typist; barber or beauty shop; telephone, secretarial or messenger services; employment, travel or tourist agency; school or classroom; commercial document reproduction; or for any business other than specifically provided for in the tenant's lease. No tenant shall make, or permit to be made, any unseemly or disturbing noises or interfere with other tenants or those having business with them, or throw anything out of the doors, windows or skylights or down the passages. Medical or dental waste is extraordinary refuse which shall be separated by Lessee, properly identified and removed as directed by Lessor. No tenant, or any agents, employees, licensees, invitees or visitors of any tenant, shall, in any manner, in any part of the demised premises, do or permit any acts whatsoever which may be in any way noxious, injurious, dangerous or offensive, or suffer or permit any nuisance thereon, and no tenant shall suffer or permit the demised premises, or any part thereof, to be occupied or used for any purpose or purposes which shall be unlawful, disreputable, immoral or extra-hazardous on account of fire or otherwise, and no tenant shall suffer or permit any article to be brought in, or any act to be done on said premises, which would make void any policy of fire or other insurance of Lessor, or give any insurer of Lessor an option or privilege to cancel its policy or render payable by Lessor any increase or extra premium of insurance. No tenant shall engage or pay any employees on the demised premises, except those actually working for such tenant on said premises, nor advertise for laborers, giving an address at said premises.

     6. No tenant shall mark, paint, drill into, or in any way deface the walls, ceilings, partitions, floors, wood, stone or ironworks. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Lessor and as it may direct; no tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material which may be easily removed with water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No space in the building shall be used for manufacturing, for repairing, for the storage or display for retail sale of merchandise, or for lodging. Smoking or carrying lighted cigars, pipes or cigarettes in the elevators of the building is prohibited.

     8. No tenant, nor any of said tenant's agents, employees, licensees, invitees or visitors shall at any time bring, or keep upon the demised premises any kerosene, camphene, benzine, naphtha, gasoline or any inflammable or combustible fluid, chemical or explosive.

     9. No addition locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, and each tenant shall, upon the termination of his tenancy, restore to Lessor all keys of stores, offices and toilet, either furnished to, or otherwise procured by such tenant, and, in the event of the loss of any keys so furnished, such tenant shall pay to Lessor the cost thereof.

     10. When the tenants are permitted to make repairs or to do painting, lettering, interior moving and other similar work on the demised premises, the workmen of Lessor, or contractors or mechanics approved by Lessor, must be employed by the tenants therefor.

     11. Only entities authorized by Lessor will be permitted to furnish ice, drinking water, food, towel and other similar services or supplies to tenants, and only at hours and under regulations fixed by Lessor. Lessor shall have the right to act as or to designate, at any time, an exclusive supplier of all or any one of said supplies and services.

     12. Lessor shall have power to prescribe the weight and position of safes, which shall, if considered necessary by Lessor, stand on two inch thick plank strips to distribute the load. All damage done to the building by taking in or putting out a safe or any other article of any tenant's office equipment, or due to its being on the premises, shall be repaired at the expense of the tenant. The moving of safes shall occur only between the hours of 7 A.M. and 8:45 A.M. and 5:30 P.M. and 7:00 P.M. upon previous notice to the janitor, and the persons employed to move the safes in and out of the building must be acceptable to Lessor. No freight, furniture or bulky matter of any description will be received into the building or carried in the elevators, except during hours approved by Lessor.

     13. No tenant shall cause unnecessary labor by reason of carelessness or indifference to the preservation of good order and cleanliness in its premises and in the building.

     14. Lessor shall have the right to prohibit any advertising by any tenant, which, in the opinion of Lessor, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Lessor tenants shall refrain from or discontinue such advertising.

     15. The building will be closed daily at 7 P.M., after which hour Lessor will have the right to prevent any person from entering or leaving the building unless provided with a pass issued by Lessor and any person found in the building after that hour without such pass will be subject to the surveillance of the employees and agents of Lessor. On written application by any tenant, passes will be issued enabling him to enter or depart from the building after said hour upon presenting same to the watchman.

     16. Whenever any tenant shall submit to Lessor any plan, agreement or other document for Lessor's consent or approval, that tenant agrees to pay Lessor as addition rent, on demand, a sum equal to the reasonable fees of any architect, engineer or attorney employed by Lessor to review said plan, agreement or document.

     17. The use or installation in the demised premises of auxiliary beating or cooling devices, such as portable electric heaters, heat lamps, window or central air conditioning equipment or other devices whose principal function at the time of operation is to produce space heating or cooling, is prohibited.

================================================================================

THIS IS A LEGALLY BINDING LEASE THAT WILL BECOME FINAL WITHIN THREE BUSINESS DAYS. DURING THIS PERIOD YOU MAY CHOOSE TO CONSULT AN ATTORNEY WHO CAN REVIEW AND CANCEL THE LEASE. SEE SECTION ON ATTORNEY REVIEW FOR DETAILS.*

                                  HOUSE LEASE

The Landlord and the Tenant agree to lease the House for the Term and at the Rent stated, as follows:

The words Landlord and Tenant include all landlords and all tenants under this Lease

Landlord                China Inter-Ocean Transport, Inc.
          ----------------------------------------------------------------------
                                 (Print or type)

                         701 East Linden Ave, Linden, NJ
--------------------------------------------------------------------------------
(Address)

--------------------------------------------------------------------------------
(City)                     (State)                   (Zip)


Tenant
--------------------------------------------------------------------------------
(Print or type names of all adult Tenants who will live in the Apartment. Each must sign.)

                          Leading Edge Packaging Inc.
--------------------------------------------------------------------------------

House   (including grounds on which it is located)
River Edge Terrace, Apt. 3K, Highland, NJ
--------------------------------------------------------------------------------
(Address)


Date of Lease              8/19/96
             -------------------------------------------------------------------


Term                       One Year
    ----------------------------------------------------------------------------

         Beginning         Sept. 1st, 1996
                  --------------------------------------------------------------

         Ending            Aug. 31st, 1997
                  --------------------------------------------------------------

--------------------------------------------------------------------------------

Security    $1,950.00         deposited at     Landlord's account
         --------------------              -------------------------------------

--------------------------------------------------------------------------------

Broker.  The Landlord and the Tenant recognize     NEW CENTURY ASSOCIATES, INC.
                                                --------------------------------
as the Broker who brought about this Lease.  The one month rent shall pay the
                                             ------------------
Broker's commission.

--------------------------------------------------------------------------------

Rent for the Term is $1,300/month, $15,600/year.
                     -----------------------------------------------------------
The Rent is payable in advance on the 1st day of each month, as follows:
See Rider
--------------------------------------------------------------------------------


Additional agreements               See Rider
                     -----------------------------------------------------------

--------------------------------------------------------------------------------

                               Table of Contents

Clauses                                             Page
-------                                             ----
Access                                               4
Alteration                                           4
Assignment                                           2
Attorney Review                                      6
Binding                                              6
Damages                                              2
Full Agreement                                       6
Furniture                                            6
Landlord's Repairs                                   3
Lease Violation                                      3
Liability                                            5
Loss                                                 5
Notices                                              5
Possession and Use                                   2
Quiet Enjoyment                                      3
Rent                                                 1
Security Deposit                                     2
Subordination                                        5
Survival of Terms of The Lease                       5
Tenant's Repairs and Maintenance                     3
Termination                                          6
Utilities and Services                               3
Waiver                                               5

1.  Rent

     The Tenant shall pay the Rent to the Landlord at the Landlord's address written above or as the address is changed by the Landlord.

2.  Possession and Use

     For the entire length of the Term the Landlord shall give possession of the House to the Tenant. The Tenant shall use the House only as private residence. The only individuals permitted residence and occupation of the House are the Tenant and the children of that Tenant. The Tenant may not allow the House to be vacant for extended periods of time.

3.  Assignment

     The Tenant may not assign this Lease, sublet the whole or any part of the House, or permit any other person use of the

House except as a temporary guest, without the Landlord's prior written consent.

4. Security Deposit

     The Tenant has paid to the Landlord the Security stated on page 1 of this Lease. It shall be deposited in a federally insured New Jersey bank or savings and loan association (as stated in the Lease). The account shall bear interest at the current rate at the time of the deposit and interest on the deposit shall belong to the Tenant, less 1% per year to cover the Landlord's administrative expenses. Security shall be held in trust by the Landlord for the Term of the Lease. The Landlord may deduct costs incurred by the Tenant's failure to comply with any agreement in the Lease. If any of the costs incurred are greater than the Security deposit, the Tenant shall pay that additional amount to the Landlord. In addition, if the Landlord uses any of the Security during the Term, the Tenant shall pay the Landlord that amount used so that at all times during the Term of the Lease, the Security Deposit held by Landlord shall be in the amount listed on page 1 of this Lease. The Tenant may use the Security for payment of Rent only upon written consent of the Landlord.

     Within thirty (30) days after the expiration of the Term, the Landlord shall return to the Tenant the amount of the Security plus the Tenant's portion of the interest less any deductions made under the Lease and a statement itemizing the interest and the deductions. The statement and the balance of the Security Deposit shall be delivered by either personal delivery, certified mail or registered mail.

     If the Landlord transfers his ownership in the House during the Term of the Lease, the Landlord shall turn over the Security plus the Tenant's portion of the interest to the new Landlord and shall notify the Tenant of the name and address of the new Landlord. This notice will be sent within five (5) days after the transfer of ownership. Upon the Landlord's transfer of ownership, the Landlord shall no longer have any liability to the Tenant for the Security plus the Tenant's portion of the interest. The new Landlord assumes liability for the return of the Security plus the Tenant's portion of the interest.

5. Damages

     The Tenant is liable for any and all damages which Tenant causes by violating any agreement in this Lease. Damages shall include reasonable attorney's fees and costs of collection.

     After eviction, the Tenant shall pay rent for the remainder of the Lease or until the House is re-rented. If the House is re-rented for an amount that is less than the Rent due under this Lease, Tenant will pay the difference between the rent they were paying and the new rent, through the end of the Term of the Lease. If the House is rented for an amount in excess of the rent under this Lease the Tenant is not entitled to the excess rent. Tenant shall also be responsible for all reasonable expenses incurred in preparing the House for a new tenant and the commission paid to a broker for re-rental to a new tenant.

6. Lease Violation

     If the Tenant violates any agreement in this Lease or gives the Landlord good cause for removal as provided by law, the Landlord has the right to terminate this Lease and regain possession of the House by pursuing an eviction procedure in Landlord/Tenant court for removal of the Tenant from the House. This procedure is begun by the filing of a complaint in Landlord/Tenant court and service of the summons on the Tenant. If the court subsequently orders eviction and compliance with that warrant of removal, the Landlord may re-enter the premises and re-claim possession of the House. Prior to eviction procedures, the Landlord must give the Tenant the notice required by law before filing the complaint, except in cases of non payment of Rent.

7. Utilities and Services

     The Tenant shall arrange and pay for all utilities and services supplied to the House which shall include but not be limited to heat, hot and cold water, electricity and gas. Should there be a stoppage or reduction of utility services beyond the Landlord's control, the Landlord is not liable for any damage suffered by Tenant as a result of the stoppage or reduction and the Tenant cannot refuse to pay Rent because of the stoppage or reduction of these services.

8. Quiet Enjoyment

     If the Tenant complies with this Lease the Landlord will provide Tenant with undisturbed possession of the House.

9. Landlord's Repairs

     The Landlord shall make any necessary structural repairs as well as necessary repairs to the plumbing, heating, and electrical systems of the House.

10. Tenant's Repairs and Maintenance

     The Tenant shall:

       (a) Pay for all repairs, damages and replacements, including repairs, damages and replacements to the plumbing, heating and electrical systems, which are caused by the act, neglect or negligence of the Tenants, the Tenant's family, its agents, employees or guests.

       (b) Maintain the House and grounds in a neat, clean and sanitary condition.

       (c) Maintain the House, equipment and fixtures in good condition.

       (d) Keep the furnace clean.

       (e) Maintain walks and driveways in such a condition that they are free of dirt, garbage, snow and ice.

       (f) Refrain from keeping or storing flammable or dangerous materials in the House, and refrain from doing or storing anything in the House which would cause a cancellation or an increase in the cost of Landlord's fire or liability insurance on the House.

       (g) Promptly notify the Landlord when there are conditions which need repair.

       (h) Promptly remove all garbage from the House and make it available for collection.

       (i) Use only amounts of electricity that the wiring or feeders to the House can safely carry.

       (j) Refrain from engaging in any activity that would result in the destruction, defacing, or damage to any part of the House.

       (k) Refrain from destroying the peace and quiet of the Landlord and other individuals in the neighborhood.

       (l) Comply with all orders and rules of the Board of Health or other authorities which govern the House.

11. Alterations

     The Tenant may not make any changes or additions to the House without the Landlord's written consent. These changes include but are not limited to the installation of panelling or flooring installation of fixtures drilled or attached to floors, walls or ceilings; installation of locks; painting or wallpapering; renovation to the plumbing, cooking, air-conditioning, if any, heating and/or electrical systems. Any changes made without the Landlord's written consent shall be removed by Tenant at Tenant's cost, upon demand of the Landlord. Any changes made with the Landlord's written consent shall become the property of the Landlord when completed and paid for by the Tenant, and shall remain on and in the House on the expiration of the Lease. If any lien or claim is filed against the House as a result of any changes or additions to the House made by the Tenant, the Tenant shall have them promptly removed, at Tenant's cost.

12. Access

     Upon reasonable notice to the Tenant, the Landlord shall have access to the House to inspect, make repairs and show the House to possible buyers, lenders, contractors and insurers.

     The Landlord may show the House to rental applicants at reasonable hours on notice to the Tenant within three (3) months before the termination of the Term.

     In case of emergency the Landlord may enter the House at any time without notice.

13.  Liability

     The Landlord is not liable for any damage unless caused by the Landlord's act or neglect. Likewise the Tenant is liable for damage caused by the Tenant's act or neglect or the act or neglect of the Tenant's family, agents, employees or guests.

14.  Loss

     The Tenant shall notify the Landlord of any fire or casualty loss in the House. The Tenant shall not pay Rent while the House is in an uninhabitable condition. If the Tenant is able to inhabit part of the House, he shall pay to the Landlord rent for that part of the House which is habitable on a proportionate basis. If the House is partially damaged by fire, the Landlord shall repair it within a reasonable period of time. Landlord shall not be required to repair or replace anything installed by the Tenant.

     If the House is totally destroyed, this Lease shall terminate as of the date of destruction. If the House is partially destroyed and in the opinion of Landlord the House cannot be repaired within ninety (90) days either party shall have the right to terminate this Lease upon thirty (30) days notice to the other. If the damage or destruction is caused by the Tenant the Tenant's family, agents, employees or guests the Tenant shall pay for all repairs.

15.  Notices

     All notices given under this Lease must be in writing and each party to whom a notice is given must accept and claim delivery of the notice. Notices shall be sent to the Landlord at the address on page 1 of this Lease, or at such other address as Landlord notifies Tenant in writing and to Tenant at the address of this Lease. Notices shall be sent by either personal delivery, certified mail return receipt requested or registered mail.

16.  Subordination

     All mortgages which affect the House now or in the future have priority over this Lease. The holder of such mortgages shall have the ability to terminate this Lease upon a foreclosure sale.

17.  Survival of Terms of the Lease

     If any term or agreement in the Lease is contrary to law, that portion shall be void and the remainder of the Lease shall remain valid and in full force and effect.

18.  Waiver

     The Landlord's failure to enforce an agreement in this Lease shall not constitute a waiver of its right to enforce any part of this Lease and the Landlord shall have the right to enforce the agreement for any future violations.

19.  Termination

     At the end of the Term of this Lease the Tenant shall remove his property and shall leave the House in a clean condition. In addition Tenant shall repair all damage caused by moving or otherwise caused by the Tenant during the Term of this Lease, except for normal wear and tear. If the Tenant leaves any property in the House, the Landlord may either store or dispose of the property and charge the Tenant for the cost of the storage disposal or keep the property as abandoned property.

20.  Furniture

     If the House is leased to the Tenant in a furnished condition, the furniture shall be maintained in the same condition in which is was supplied. A list of the furniture supplied shall be attached to the Lease as a rider. The Tenant's signature on the rider shall constitute his agreement that all the items on the rider are present in the House and are in good and proper condition.

21.  Binding

     This Lease is binding on the Landlord and Tenant and all parties who lawfully succeed to their rights or take their places.

22.  Full Agreement

     The parties have read this Lease and it constitutes their full agreement.

23.  Attorney Review*

     1. The Tenant or the Landlord may choose to have an attorney study this Lease. If an attorney is consulted, the attorney must complete his or her review of the Lease within a three (3) day period. This contract will be legally binding at the end of this three (3) day period unless an attorney for the Buyer or Seller reviews and disapproves of this Lease.

     2. You count the three (3) days from the date of delivery of the signed contract to the Tenant and the Landlord. You do not count Saturdays, Sundays or legal holidays. The Tenant and the Landlord may agree in writing to extend the three (3) day period for attorney review.

     3. If an attorney for the Tenant or the Landlord reviews and disapproves of this Lease, the attorney must notify the Realtor(s) and the other party named in this Lease within the three (3) day period. Otherwise, this Lease will be legally binding as written. The attorney must send the notice of disapproval to the Realtor(s) by certified mail, by telegram or by delivering it personally. The telegram or certified letter will be effective upon sending; the personal delivery will be effective upon delivery to the Realtor's office. The attorney may also, but need not, inform the Realtor(s) of any suggested revision(s) in the contract that would make it satisfactory.

Signatures

The Landlord and the Tenant agree to the terms of this Lease by signing below. If a party is a corporation, that party represent that the Lease is signed by its proper corporate officers and its corporate seal is affixed.

Witnessed or
attested by:                                      [ILLEGIBLE]
                                       -------------------------------------SEAL
                                                                    Landlord

----------------------------------     -------------------------------------SEAL
As to Landlord                                                      Landlord

                                                  [ILLEGIBLE]
                                       -------------------------------------SEAL
                                       LEADING EDGE PACKAGING, INC.   Tenant

----------------------------------     -------------------------------------SEAL
As to Tenant                                                          Tenant

                            RIDER TO LEASE AGREEMENT

      DATED: 8/19/1996

      BETWEEN   China Inter-Ocean Transport Inc, LANDLORD AND
                K.C. Tjeng, Director, Leading Edge Packaging Inc. TENANT

      PREMISES: River Ridge Terrace, Apt. 3K, Highland Park, NJ

      1) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE PRINTED FORM OF LEASE AGREEMENT TO WHICH THIS IS A RIDER.

      2) Tenant agrees to pay for repairs of all damage which he or his guests have caused.

      3) Landlord expects Tenant to pay rent promptly. The due date for the rent is on or before the first day of every calendar month. Should exceptional circumstances prevent prompt payment, Tenant agrees to pay a late fee of $10.00 per day after the fifth day.

      4) Tenant may house no pet of any kind on the premises, even temporarily.

      5) Tenant agrees not to keep any liquid-filled furniture in premises.

      6) Although there may be appliances and furniture in the dwelling, these items are provided by the Landlord gratuitously. If Tenant wishes to use these appliances, they agree to assume all responsibility for care and maintenance.

      7) Tenant agrees that he will not change the locks on any door without first obtaining Landlords' permission.

      8) Condominium fee shall be paid by the Landlord, Tenant agrees to maintain the existing interior of the premises.

      9) Tenancy is restricted to the undersigned and members of his cooperation or family only.

      10) The Tenant shall arrange and pay for all utilities and service supplied to the house that shall include but not limited to heat, hot and cold water, electricity, and gas, and sewer charge (if applied). Should there be a stoppage or reduction of utility service beyond the Landlord's control, the Landlord is not liable for any damage suffered by the Tenant as the result of the stoppage or reduction and the Tenant can not refuse to pay rent because of the stoppage or reduction of these services.

      11) In case of emergence the Landlord may enter the premises at any time without notice.

      12) Tenant agrees to conduct no business on the premises.

      13) Tenant shall obtain a Tenant's insurance policy to cover all liability of personal injuries and damage to or loss of his own possessions, as well as losses resulting from their negligence. Tenant agrees to show Landlord evidence of such policy.

      14) Tenant agrees to accept the Dwelling "as is" having already inspected it. Landlord will shampoo the carpeting and keep the premises in a "broom clean" condition prior to beginning of lease.

      15) The lease term shall be one year commencing on 1 day of Sept, 1996.
            In the event Tenant shall desire to a renewal lease and he is not in default of any provisions of this lease, he may notify his intention to Landlord 90 days prior to the expiration of the present term.

      16) Landlord hereby recognizes New Century Associates, Inc. Realtors as Broker for service rendered in connection with this lease, a commision of one month rent shall he due and payable to Broker by the Landlord.

      17) Tenant hereby authorizes and pays New Century Associates, Inc. an amount of $30.00 per person for obtaining credit report if requested by the Landlord.

      18) Tenant agrees to comply with all the by-laws, rule. and regulations of RIVER RIDGE TERRACE PROPERTY ASSOCIATION.


      Signed [ILLEGIBLE]
            -------------------------------
             Landlord, FOR C.I.T.


      Signed [ILLEGIBLE]
            -------------------------------
             LEADING EDGE PACKAGING, INC.